UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Section 240.14a-12

Volt Information Sciences, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2021 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

VOLT®

EXPERT MOMENTUM

2401 N. Glassell Street Orange, California 92865 (714) 921-8800

Linda Perneau President, Chief Executive Officer and Director	February 26, 2021

Dear valued shareholder,

I am so proud to have concluded my second fiscal year as CEO of Volt, an organization that has shown the meaning of true grit over the past year. Through the unprecedented challenges posed by a global pandemic, our teams stretched, flexed and showed our ability to be an agile industry leader. Thanks to the hard work of all our teams and the tremendous cross-functional collaboration from our leaders, we were able to pivot quickly and adapt our business to the new normal, and also help our clients do the same. We assembled a COVID-19 response team, shifted to a largely remote work environment, prioritized the health & safety of all employees, and, as has been the case throughout Volt’s history, delivered exceptional client service.

With top industry veterans at the helm, our sales teams focused on growing business with existing clients, capitalized on areas of new opportunity, and still maintained our margins. The company was proactive in implementing substantial cost savings and reallocating resources in ways to further streamline operations and drive enhanced efficiencies. Volt’s resiliency was evident as we achieved better-than-industry revenue performance and were named one of America’s Best Temporary Staffing Firms 2020 by Forbes. We extend our heartfelt gratitude to the employees, recruiters, hiring managers, and candidates who helped us earn this honor.

We are hopeful our shareholders are assured by the positive trends in our business, brand, and financials despite the year’s headwinds. The improvements we have made over the past two years are fueling strong momentum, which continues across all our businesses. Please show your support of our ongoing transformation by voting in favor of our Say-on-Pay and Equity Plan proposals, which will ensure we compensate executives competitively and allow us to continue providing long term incentives to a dedicated management team that is consistently delivering improved performance for the benefit of all stakeholders.

On behalf of our Board of Directors and the entire executive team, we look forward to achieving more milestones in 2021. We are also eager to have you join us for our Annual Meeting on April 20, 2021, which will be held online at www.virtualshareholdermeeting.com/volt2021. Your vote is very important to us, so we encourage you to promptly vote your shares by submitting your proxy. We sincerely thank you for your investment in Volt.

Linda Perneau

President, Chief Executive Officer and Director

2401 N. Glassell Street Orange, California 92865 (714) 921-8800

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 20, 2021

The Annual Meeting of Shareholders of Volt Information Sciences, Inc., a New York corporation (the “Company”), will be held on Tuesday, April 20, 2021 at 10:30 a.m. (PDT). There is no physical location for shareholders to attend. Shareholders may only participate in our virtual meeting online at www.virtualshareholdermeeting.com/volt2021.

At the meeting, shareholders will be asked to:

◾	elect six directors;

◾	ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2021;

◾	approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in these proxy materials;

◾	approve the Company’s 2021 Equity Incentive Plan; and

◾	consider any other matters that may properly be brought before the meeting.

You may vote at the meeting if you were a shareholder of the Company at the close of business on February 25, 2021, the record date for the meeting.

This year, due to health & safety orders issued by California officials related to the COVID-19 pandemic, and to support the well-being of meeting participants by mitigating the needless and avoidable spread of disease, we will host our second virtual annual meeting. If you plan to participate in the meeting, which will be conducted exclusively online, please see the instructions beginning on page 1 of the Proxy Statement. Shareholders will be able to listen, vote electronically and submit questions during the meeting online or via telephone.

The meeting will begin promptly at 10:30 a.m. (PDT). The virtual meeting room will open at 10:15 a.m. (PDT) for registration.

You are urged, after reading the Proxy Statement, to vote your shares by proxy using one of the following methods: (i) vote via the Internet or by telephone; or, (ii) if you requested printed proxy materials, complete, sign, date and return your proxy card (or voting instruction form if you hold your shares through a broker, bank or other nominee in the postage-paid envelope provided). This proxy is being solicited on behalf of the Company’s Board of Directors.

Your vote is very important to us. Please act as soon as possible to vote your shares, even if you plan to participate in the annual meeting.

By Order of the Board of Directors,

Linda Perneau

President, Chief Executive Officer and Director

February 26, 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 20, 2021

The Company’s Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K are available, free of charge, at www.proxyvote.com.

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GENERAL INFORMATION

Volt Information Sciences, Inc.

Proxy Statement

2021 Annual Meeting of Shareholders

GENERAL INFORMATION

Why did I receive this Proxy Statement?

The Board of Directors (the “Board”) of Volt Information Sciences, Inc. (the “Company”, “we” or “us”) is soliciting proxies for the 2021 Annual Meeting of Shareholders (the “Meeting”) to be held on April 20, 2021 at 10:30 a.m. (PDT) and at any adjournment of the Meeting. This will be a completely virtual meeting of shareholders, conducted solely online via live webcast. There is no physical location for the Meeting. When the Company asks for your proxy, we must provide you with a proxy statement (this “Proxy Statement”) that contains certain information specified by law. This Proxy Statement summarizes the information you need in order to vote at the Meeting.

As permitted by the Securities and Exchange Commission, we are furnishing to stockholders our Notice of Annual Meeting, Proxy Statement, Proxy Card and Annual Report primarily over the Internet. On or about March 11, 2021, we will mail to each of our shareholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials and provide access to a website as referenced in the Notice of Internet Availability. The Notice of Internet Availability of Proxy Materials will contain instructions on how to access and review the proxy materials via the Internet, how to access the Proxy Card to vote on the Internet or by telephone, and how to receive, free of charge, paper copies of the proxy materials. If you received the notice, then you will not receive a paper copy of the proxy materials unless you request one.

Why is the Meeting virtual?

We have decided to host the Meeting virtually via live webcast due to applicable health & safety orders issued by local and California state officials related to the COVID-19 pandemic, and to support the well-being of meeting participants by mitigating the needless and avoidable spread of disease. For New York corporations, authority to hold virtual annual meetings has been extended by New York Senate Bill 8412 until December 31, 2021. For the duration of the New York disaster emergency declared by Executive Order 202 that began on March 7, 2020, if, pursuant to the by-laws of a corporation, the board of directors is authorized to determine the place of a meeting of shareholders, the board of directors may, in its sole discretion, determine that the meeting be held solely by means of electronic communication, the platform of which shall be the place of the meeting.

We believe that hosting a virtual meeting will enable all shareholders the opportunity to attend and participate fully and equally, while simultaneously improving meeting efficiency and our ability to effectively communicate and engage with our shareholders regardless of their resources, ability or willingness to travel, or physical location.

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GENERAL INFORMATION

What will I vote on?

Shareholders will vote on the following items:

◾	election of six directors;

◾	ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2021;

◾	approval, on a non-binding, advisory basis, of the Company’s executive compensation as disclosed in these proxy materials;

◾	approval of the Company’s 2021 Equity Incentive Plan; and

◾	any other matters that may properly be brought before the Meeting.

Will there be any other items of business on the agenda?

We do not expect any other items of business at the Meeting. Nonetheless, if there is an unforeseen need, your proxy will give discretionary authority to Linda Perneau, President and Chief Executive Officer, and Herbert M. Mueller, Senior Vice President and Chief Financial Officer, to vote on any other matters that may be properly brought before the Meeting. These persons will use their best judgment in voting your proxy.

How can I participate in the Meeting?

This year, the Company will host its second virtual Meeting, which will be held at 10:30 a.m. (PDT) on Tuesday, April 20, 2021. We have designed the virtual meeting with a view to providing substantially the same opportunities to participate as you would have had at an in-person meeting. Shareholders will be able to attend and participate online and submit questions during the Meeting.

To attend and participate in the Meeting or submit questions online, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form. The Meeting will begin promptly at 10:30 a.m. (PDT). We encourage you to access the Meeting prior to the start time. Online access will be available beginning at 10:15 a.m. (PDT).

To participate in the Meeting, you will need to review the information included on your proxy card or on the instructions that accompanied your proxy materials. Even if you plan to participate in the Meeting, we recommend that you vote by proxy prior to the Meeting so that your vote will be counted if you later decide not to participate in the Meeting.

The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet connection to support participation in the Meeting. Attendees should allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Meeting.

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GENERAL INFORMATION

Can I submit questions during the Meeting?

Yes. Shareholders may submit questions during the Meeting. If you wish to submit a question, you may do so by logging in to the virtual meeting platform at www.virtualshareholdermeeting.com/volt2021, typing your question into the “Submit a Question” field.

We do not place restrictions on the type or form of questions that may be asked; however, we reserve the right to edit or reject redundant questions or questions that we deem profane, inappropriate or otherwise not germane to the Meeting. During the live Q&A session of the Meeting, we will answer questions as they come in, as time permits. Shareholders will be limited to one question each unless time otherwise permits. Additional information, regarding the ability of shareholders to ask questions during the Meeting and related rules of conduct, will be available at online at www.virtualshareholdermeeting.com/volt2021.

What if I have technical difficulties or trouble accessing the virtual meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in process or at the meeting time, please call the technical support number that will be posted on the virtual meeting log-in page or at www.proxyvote.com. Technical support will be available starting at 10:15 a.m. (PDT) on April 20, 2021 and throughout the Meeting.

Who is entitled to vote?

Shareholders as of the close of business on the record date, which is February 25, 2021, may vote at the Meeting.

How many votes do I have?

You have one vote at the Meeting for each share of common stock you hold on the record date.

What constitutes a quorum for the Meeting?

A quorum is necessary to conduct business at the Meeting. A quorum requires the presence at the Meeting of 35% of the outstanding shares entitled to vote, in person or represented by proxy. You are part of the quorum if you have voted by proxy. As of February 12, 2021, 21,736,575 shares of Company common stock were issued and outstanding.

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GENERAL INFORMATION

How can I access the proxy materials over the Internet?

Your Notice of Internet Availability, proxy card or voting instruction card will contain instructions on how to:

1.	view our proxy materials for the Meeting on the Internet; and

2.	instruct us to send our future proxy materials to you electronically by e-mail.

Our proxy materials are also available at www.proxyvote.com and will remain available during the voting period starting on March 8, 2021.

How do I vote my shares in the Volt Information Sciences, Inc. Savings Plan?

If you received this Proxy Statement because you are or were an employee of the Company who participates in the Volt Information Sciences, Inc. Savings Plan and you have shares of common stock of the Company allocated to your account under this plan, you may vote your shares held in the plan as of February 25, 2021, by mail, by telephone or via the Internet. Instructions are provided on the proxy card. The tabulator must receive your instructions by 4:00 p.m. (EDT) on April 15, 2021 in order to communicate your instructions to the plan’s trustee, who will vote your shares. Any plan shares for which we do not receive instructions from the employee will be voted by the trustee in the same proportion as the shares for which we have received instructions.

Can I revoke or change my vote?

Yes. If you are a shareholder of record, you have the right to revoke your proxy at any time before the Meeting by sending a signed notice to the Company’s Secretary, Volt Information Sciences, Inc., 2401 N. Glassell Street, Orange, California 92865. If you want to change your vote at any time before the Meeting, you must deliver a later-dated proxy by telephone, via the Internet or in writing. You may also change your proxy by voting in person at the Meeting by webcast. If you are a beneficial owner, please refer to the information forwarded by your broker, bank or other holder of record for procedures on revoking or changing your proxy.

What are the costs of soliciting these proxies and who will pay them?

The Company will pay all costs of soliciting these proxies. In addition, some of our officers or directors may solicit proxies by telephone or in person. We will reimburse banks and brokers for the expenses they incur in forwarding the proxy materials to you. Broadridge Financial Solutions, Inc. (“Broadridge”) and D.F. King will assist us with the solicitation and tabulation of proxies for estimated fees of $9,000 and $7,500, respectively, plus reasonable out-of-pocket costs and expenses. Our agreements with Broadridge and D.F. King with respect to these matters contain customary indemnification provisions.

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GENERAL INFORMATION

How many votes are required for the approval of each item?

◾	Item 1-A plurality of votes cast at the Meeting virtually or by proxy is required for the election of each nominee to serve as a director.

◾

Item 2-The affirmative vote of a majority of votes cast at the Meeting virtually or by proxy is required to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2021.

◾

Item 3-The affirmative vote of a majority of votes cast at the Meeting virtually or by proxy is required to approve, on a non-binding, advisory basis, the Company’s executive compensation as disclosed in these proxy materials. This vote is advisory and not binding on the Company, the Board or the Human Resources and Compensation Committee of the Board (the “Compensation Committee”) in any way. To the extent there is any significant vote against the executive compensation as disclosed in this Proxy Statement, the Board and the Compensation Committee will evaluate what actions, if any, may be appropriate to address shareholder concerns.

◾	Item 4-The affirmative vote of a majority of votes cast at the Meeting virtually or by proxy is required to approve the Company’s 2021 Equity Incentive Plan.

Are abstentions and broker non-votes part of the quorum?

Yes. Abstentions and broker non-votes count as “shares present” at the Meeting for purposes of determining whether a quorum has been established; however, the shares are not treated as votes cast and, therefore, will have no effect on the election of directors, the ratification of the appointment of Ernst & Young LLP, or the non-binding advisory vote on the compensation of the named executives as disclosed in this Proxy Statement.

What are broker non-votes?

If your shares are held by a broker, the broker may require your instructions in order to vote your shares. If you give the broker instructions, your shares will be voted as you direct. If you do not give instructions, one of two things can happen depending on the type of proposal. If the proposal is considered “routine”, the broker may vote your shares in its discretion. For other proposals, the broker may not vote your shares without your instructions. When that happens, it is called a “broker non-vote.”

Item 2 in this Proxy Statement (ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2021) will be considered routine and the broker may vote your shares for this Item in its discretion. The broker is not entitled to vote your shares on the other Items unless the broker has received instructions from you with respect to such Items.

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GENERAL INFORMATION

Who will count the vote?

Votes at the Meeting will be counted by the inspector of election appointed by the Board.

What if I do not vote for some or all of the matters listed on my proxy card?

If you are a registered shareholder and you return a signed proxy card without indicating your vote for certain or all of the matters, your shares will be voted as follows for any matter you did not vote on:

◾	for the nominees to the Board listed on the proxy card;

◾	for the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2021;

◾	for the approval of, on a non-binding, advisory basis, the Company’s executive compensation as disclosed in these proxy materials; and

◾	for the approval of the Company’s 2021 Equity Incentive Plan.

How do I submit a shareholder proposal for the 2022 annual meeting?

There are two principal means for submitting shareholder proposals. If a shareholder wishes to have a proposal considered for inclusion in next year’s proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, the proposal must comply with the requirements of Rule 14a-8 and be received by us at our principal executive offices by no later than 120 calendar days before the one-year anniversary of the date on which the Company is releasing this Proxy Statement to shareholders in connection with this year’s Meeting.

If a shareholder wishes to submit a proposal that is not intended to be included in our Proxy Statement, or to nominate a candidate for director, he or she must give the Company written notice no earlier than 150 days and no later than 120 days prior to the one-year anniversary of the date of the notice of this year’s Meeting (the notice date is March 11, 2021) and must otherwise comply with the requirements set forth in our Amended and Restated By-Laws (the “By-Laws”); provided, however, that if the 2022 annual meeting date is advanced by more than 30 days before or delayed by more than 30 days after the one-year anniversary date of this year’s Meeting, and less than 130 days’ informal notice to shareholders or other prior public disclosure of the date of the 2022 annual meeting is given or made, then shareholders must provide notice to the Company within the time periods specified in the By-Laws. Copies of the By-Laws are available to shareholders free of charge on request to the Company’s Secretary, Volt Information Sciences, Inc., 2401 N. Glassell Street, Orange, California 92865.

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GENERAL INFORMATION

Where can I find the voting results?

We will publish voting results in a Form 8-K which we will file with the SEC shortly after the vote is certified. To view this Form 8-K online, visit the Company’s Investor Relations website at https://investor.volt.com.

Can shareholders and other interested parties communicate directly with our Board? If so, how?

Yes. You may communicate directly with one or more members of the Board by writing to the Company’s Secretary, Volt Information Sciences, Inc., 2401 N. Glassell Street, Orange, California 92865. The Company’s Secretary will then forward all questions or comments directly to our Board or a specific director, as the case may be.

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ITEM 1. ELECTION OF DIRECTORS

ITEM 1. ELECTION OF DIRECTORS

At this year’s Meeting, the Board proposes that the following nominees be elected until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected.

Assuming a quorum is present, the six nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company until the next annual meeting of shareholders and until their respective successors are duly elected and qualified. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

The Board recommends that you vote FOR each of the following nominees:

◾	Celia R. Brown

◾	Nick S. Cyprus

◾	Bruce G. Goodman

◾	William J. Grubbs

◾	Linda Perneau

◾	Arnold Ursaner

Please see “Directors, Executive Officers and Corporate Governance—Executive Officers and Executive Directors” for information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried out and such nominee’s business experience during the past five years. Such information has been furnished to the Company by the director nominees.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

The following table sets forth information, as of February 17, 2021 (except as described in the footnotes to the following table), with respect to the beneficial ownership of our common stock, our only class of voting or equity securities, by (a) each person who is known to us to own beneficially more than five percent of the outstanding shares of our common stock, (b) each of the 2020 named executive officers (the “2020 Named Executive Officers” or the “Named Executive Officers”), (c) each of our directors and director nominees and (d) all current executive officers and directors as a group. Unless otherwise indicated, the address for each individual listed below is c/o Volt Information Sciences, Inc., 2401 N. Glassell Street, Orange, California 92865.

Name of Beneficial Owner	Shares of Common Stock(1)		Shares That May be Acquired Within 60 Days(2)	Percent of Class

Five Percent Shareholders (other than Named Executive Officers and Directors):

Deborah Shaw	2,161,561	(3)	—	9.79%

Steven Shaw	1,512,840	(4)	—	6.86%

Fortis Holding LLC	1,416,201	(5)	—	6.42%

Linda Shaw	1,317,917	(6)	—	5.97%

Michael Shaw	1,202,877	(7)	—	5.45%

Wax Asset Management, LLC	1,157,844	(8)		5.25%

Named Executive Officers, Directors and Director Nominees:

Bruce G. Goodman	763,010	(9)	36,675	3.67%

Linda Perneau	219,498		133,181	1.61%

William J. Grubbs	189,576		—	*

Celia R. Brown	86,316		—	*

Arnold Ursaner	77,580	(10)	—	*

Nick S. Cyprus	72,958	(10)	36,675	*

Herbert M. Mueller	71,920		—	*

Nancy Avedissian	68,821		96,558	*

Lori Schultz	29,044		—	*

All executive officers, directors and director nominees as a group (10 persons)	1,596,197		303,089	8.62%
Less than 1%.

(1)	Except as noted, the named beneficial owners have sole voting and investment power with respect to their beneficially owned shares.

(2)

The shares underlying all equity awards that may be exercised within 60 days are deemed to be beneficially owned by the person or persons for whom the calculation is being made and are deemed to have been exercised or settled for the purpose of calculating this percentage, including the shares underlying options where the exercise price is above the current market price (if any).

(3)

Includes (i) 5,749 shares held by the William and Jacqueline Shaw Family Foundation, Inc., a charitable foundation of which Deborah Shaw, Linda Shaw (Deborah Shaw’s sister) and a daughter of Deborah Shaw are directors, as to which shares Deborah Shaw may be deemed to have shared voting and investment power; (ii) 71,220 shares owned by Deborah Shaw as custodian under the California Uniform Transfers to Minors Act for the benefit of her children; (iii) 73,178 shares owned by Deborah Shaw, Bruce G. Goodman (a director of the Company) and Linda Shaw

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

as trustees of a trust for the benefit of the children of Linda Shaw, as to which shares Deborah Shaw may be deemed to have shared voting and investment power; and (iv) 557,054 shares owned by Deborah Shaw and Bruce G. Goodman as trustees of a trust for the benefit of Linda Shaw’s children, as to which shares Deborah Shaw may be deemed to have shared voting and investment power. The inclusion of the shares in clauses (i), (ii), (iii) and (iv) is not an admission of beneficial ownership of those shares by Deborah Shaw. Does not include (a) 23,019 shares owned by Deborah Shaw’s husband; (b) 34,584 shares owned by Deborah Shaw’s husband as custodian for children of Deborah Shaw; and (c) 391,243 shares held by Deborah Shaw’s husband and his sister as trustees for the benefit of Deborah Shaw’s children.

(4)

Includes (i) 113,794 shares held by Steven Shaw as an individual; (ii) 8,195 shares held through the Company’s 401(k) Savings Plan; (iii) 3,229 shares held in The Jerome and Joyce Shaw Family Administrative Trust; (iv) 1,052,583 shares held in the Rachel Lynn Shaw Trust; (v) 325,039 shares held in the Rachel Lynn Shaw Trust established under The Jerome and Joyce Shaw Family Trust; and (vi) 10,000 shares held in the Joyce Cutler-Shaw Revocable Trust u/d/t 11/15/2006, as amended.

(5)

Based on a Schedule 13G filed with the SEC on February 8, 2021 jointly by Glacier Peak Capital, LLC (“GPC”), Glacier Peak U.S. Value Fund, L.P. (the “Fund”), Fortis Capital Management LLC (“FCM”), Fortis Holdings LLC (“Fortis Holdings”), Mike Boroughs, Paul Misleh, and John Rudolf. GPC as the investment manager of certain managed accounts (the “Managed Accounts”), may be deemed to beneficially own the securities beneficially owned by the Fund. In addition to the securities it beneficially owns directly, FCM, as the investment advisor to the Fund, may also be deemed to beneficially own the securities biennially owned by the Fund. Each of GPC and FCM are directly owned by Fortis Holdings and therefore Fortis Holdings may be deemed to beneficially own the securities beneficially owned by GPC and FCM. Messrs. Boroughs, Misleh and Rudolf, as Managing Partners of both GCC and FCM, may be deemed to share voting and dispositive power over the securities beneficially owned by GPC and FCM.

(6)

Includes (i) 73,178 shares held by Linda Shaw, Bruce G. Goodman (her husband and a director of the Company) and Deborah Shaw (her sister and a former director of the Company) as trustees of trusts for the benefit of the children of Linda Shaw, as to which shares Linda Shaw has shared voting and investment power; and (ii) 5,749 shares held by the William and Jacqueline Shaw Family Foundation, Inc., a charitable foundation of which Linda Shaw, Deborah Shaw and a daughter of Deborah Shaw are the directors, as to which shares Linda Shaw has shared voting and investment power. The inclusion of the shares in clauses (i) and (ii) is not an admission of beneficial ownership of those shares by Linda Shaw. Does not include (a) 127,778 shares owned by Bruce G. Goodman, individually; (b) 36,675 shares underlying a stock option held by Bruce G. Goodman that were granted to him by the Company as a director of the Company; (c) 5,000 shares held by Bruce G. Goodman as trustee of an irrevocable trust for the benefit of a child of Bruce G. Goodman; and (d) 557,054 shares held by trusts for the benefit of Linda Shaw’s children, of which trusts Deborah Shaw and Bruce G. Goodman are trustees.

(7)

Includes (i) 119,852 shares held by Michael Shaw as an individual together with his spouse; (ii) 1,071,179 shares held in a revocable or living trust in which Michael Shaw and his spouse are the current beneficiaries and trustees; (iii) 8,617 shares held through the Company’s 401(k) Savings Plan; and (iv) 3,229 shares held in The Jerome and Joyce Shaw Family Administrative Trust.

(8)

Based on a Schedule 13G filed with the SEC on February 12, 2021 by Wax Asset Management, LLC. Such shares are owned by investment advisory clients of Wax Asset Management, LLC, which is deemed to be a beneficial owner of those shares pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, due to its discretionary power to make investment decisions over such shares for its clients. Investment advisory contracts also grant Wax Asset Management, LLC voting power over the securities held in client accounts. In all cases, persons other than Wax Asset Management, LLC have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of the shares. No individual client of Wax Asset Management, LLC holds more than five percent of the class.

(9)

Includes (i) 5,000 shares owned by Bruce G. Goodman as trustee of a trust for the benefit of one of his children; (ii) 73,178 shares owned by Bruce G. Goodman, Linda Shaw (his wife), and Deborah Shaw (a former director of the Company) as trustees of trusts for the benefit of the children of Linda Shaw, as to which shares Bruce G. Goodman may be deemed to have shared voting and investment power; and (iii) 557,054 shares owned by Bruce G. Goodman and Deborah Shaw as trustees of a trust for the benefit of Linda Shaw’s children, as to which shares Bruce G. Goodman may be deemed to have shared voting and investment power. The inclusion of the shares in clauses (i), (ii) and (iii) is not an admission of beneficial ownership of those shares by Bruce G. Goodman. Does not include 1,238,990 shares owned by Bruce G. Goodman’s wife individually.

(10)

Each of Messrs. Cyprus and Ursaner have elected to defer the receipt of 29,576 shares pursuant to the Company’s non-qualified deferred compensation and supplemental savings plan, which shares are not reflected in this table.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

DIRECTORS, EXECUTIVE OFFICERS AND

CORPORATE GOVERNANCE

The names of our current directors and executive officers and their ages, positions, biographies and outside directorships are set forth below. Also included for our directors is information regarding their specific experience, qualifications, attributes and skills that led to the conclusion that each director should serve on our Board. Our executive officers are appointed by, and serve at the discretion of, our Board. The information presented below is current as of February 19, 2021.

Name	Age	Position(s)

Executive Officers and Executive Directors

Linda Perneau	55	President, Chief Executive Officer and Director

Herbert M. Mueller	63	Senior Vice President and Chief Financial Officer

Nancy T. Avedissian	47	Senior Vice President, Chief Legal Officer and Corporate Secretary

Leonard Naujokas	49	Controller, Chief Accounting Officer and Treasurer

Lori Schultz	64	Senior Vice President and Chief Global Solutions Officer

Non-Executive Directors

Celia R. Brown	66	Director

Nick S. Cyprus	67	Director

Bruce G. Goodman	72	Director

William J. Grubbs	63	Director

Arnold Ursaner	70	Director

Executive Officers and Executive Directors

Linda Perneau

Age: 55 Director since: 2018 Committees: ◾ None

Biographical Information

Linda Perneau has been a director and our President and Chief Executive Officer since November 2018, after having been appointed Interim President and Chief Executive Officer in June 2018. Ms. Perneau joined the Company in November 2017. Previously, Ms. Perneau held a number of senior-level positions in the General Staffing Division of Randstad US, most recently as its Co-President. She had served as that division’s Chief Operating Officer from July 2015 to January 2017, as a Division President at Randstad from April 2012 to July 2015, and as an Executive Vice President at Randstad from December 2011 to April 2012. Ms. Perneau’s experience in the staffing industry also includes serving as Executive Vice President at SFN Group (Spherion), Senior Vice President (Southeast Division) at Adecco, and Area Manager-West Region for Kelly Services.

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Herbert M. Mueller

Age: 63

Biographical Information

Herbert Mueller was appointed Senior Vice President and Chief Financial Officer in August 2019. Immediately prior to joining the Company, Mr. Mueller served as the Chief Financial Officer and Executive Vice President of Resources Global Professionals (“RGP”), the operating subsidiary of Resources Connection, Inc., a global provider of consulting services. From November 2013 to August 2016, Mr. Mueller served as Managing Director of a regional division of RGP, where he focused on expanding consulting opportunities. Prior to that, Mr. Mueller served as Director of Client Services of RGP from January 2012 to November 2013. Mr. Mueller has significant experience in the areas of finance, accounting, business operations, and risk and compliance management.

Nancy T. Avedissian

Age: 47

Biographical Information

Nancy T. Avedissian has been our Senior Vice President, Chief Legal Officer and Corporate Secretary since November 2019. From October 2016 until that time, Ms. Avedissian served as our Senior Vice President, General Counsel and Corporate Secretary. From April 2009 through immediately prior to beginning her service with the Company, Ms. Avedissian was the General Counsel of Worldwide Clinical Trials, a global provider of drug development services to the pharmaceutical and biotechnology industries. She also served as the Vice President of Legal Affairs of that company beginning in 2012. Prior to April 2009, Ms. Avedissian was a corporate attorney with the law firm Milbank LLP, where she worked since 1999. Ms. Avedissian has over 20 years of experience in corporate legal practice. Ms. Avedissian holds undergraduate degrees from the University of California, Irvine and earned a juris doctorate degree from Loyola Law School, Los Angeles.

Lori Schultz

Age: 64

Biographical Information

Lori Schultz was appointed Senior Vice President and Chief Global Solutions Officer in June 2019. Ms. Schultz joined the Company in August 2018 as Chief Operating Officer for Volt Consulting Group, Design Technical Services and the Company’s IT and engineering staffing business. Previously, Ms. Schultz served as Senior Vice President, Global Program Management at Pontoon from April 2016 to August 2018, where she was responsible for Global Management Services, RPO and Statement of Work Solutions. Prior to that, Ms. Schultz served as a consultant from December 2014 to April 2016 and Global President of Yoh Services, where she worked from July 2009 to November 2014.

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Leonard Naujokas

Age: 49

Biographical Information

Leonard Naujokas has served as our Controller and Chief Accounting Officer since June 2017 and was appointed Treasurer in February 2021. Mr. Naujokas served as the Company’s interim Controller and Chief Accounting Officer from January 2017 to June 2017 and served from August 2012 to January 2017 as the Company’s Vice President and Assistant Corporate Controller. He has 20 years of experience leading accounting functions. Before joining the Company, Mr. Naujokas served as Senior Director of SEC Reporting/Technical Accounting for Monster Worldwide, LLC from January 2011 to August 2012. From November 2003 through December 2010, Mr. Naujokas worked at Motorola, Inc., during which time it acquired Symbol Technologies, Inc. At Motorola, his responsibilities increased over the course of his tenure, culminating in his service as its Director of Accounting, Controller Enterprise Solutions Business. Mr. Naujokas is an active Certified Public Accountant and is a member of the American Institute of CPAs. He holds a Bachelor of Science degree in Accounting from St. John’s University.

Non-Executive Directors

Celia R. Brown

Age: 66 Director since: 2019 Committees: ◾ Human Resources/ Compensation (Chair) ◾ Nominating/ Corporate Governance

Biographical Information

Celia R. Brown has been a director since May 2019. From June 2016 until the present, Ms. Brown has also been a director of 1-800-Flowers.com, Inc., serving as a member of its Compensation and Nominating and Governance Committees and being named Chair of the Compensation Committee in December 2020. She has also been a management consultant since 2016. From January 2016 through June 2016, Ms. Brown served as an Integration Advisor at Willis Towers Watson and, from 2010 through January 2016, Ms. Brown served as the Executive Vice President and Group HR Director of Willis Group Holdings, a publicly-traded broking, solutions and advisory firm that merged with Willis Towers Watson. In her capacity as Executive Vice President and Group HR Director, she advised the CEO, compensation committee and board of directors on talent strategy, succession planning, reward strategy, culture, climate, and diversity. Ms. Brown earned a B.A. degree from Emory University and earned a Juris Doctorate degree from the University of North Carolina School of Law.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Nick S. Cyprus

Age: 67 Director since: 2015 Committees: ◾ Audit (Chair) ◾ Nominating/ Corporate Governance ◾ Human Resources/ Compensation

Biographical Information

Nick S. Cyprus has been a director since May 2015. Mr. Cyprus also serves on the Board of Maxar Technologies as Audit Committee Chair and as a member of its Risk Committee. He previously served as a member of its Governance & Nominating Committee. From 2009 until October 2017, when Maxar Technologies acquired DigitalGlobe, Inc., Mr. Cyprus served as Audit Committee Chair at DigitalGlobe. Mr. Cyprus has also served as the Audit Committee Chair of Trusted Media Brands since June 2012. He also provides advisory services for several smaller clients. From December 2006 to March 2013, Mr. Cyprus was employed by General Motors Company (“GM”), most recently as Vice President, Controller and Chief Accounting Officer. GM filed a petition under Chapter 11 of the Bankruptcy Code in June 2009. Mr. Cyprus continued to serve at GM during the pendency of, and its emergence from, its bankruptcy. Mr. Cyprus was a member of the team involved in the initial public offering of GM stock in November 2010. Prior to joining GM in 2006, Mr. Cyprus was Senior Vice President, Controller and Chief Accounting Officer for The Interpublic Group of Companies, Inc. (“Interpublic”), one of the world’s largest advertising and marketing services companies. Before Interpublic, Mr. Cyprus held positions of increasing responsibility at AT&T for more than 22 years, serving in his most recent role as Vice President, Controller and Chief Accounting Officer from 1999 to 2004. Mr. Cyprus earned his bachelor’s degree in accounting from Fairleigh Dickinson University and an MBA from New York University, Stern School of Business. He is an active Certified Public Accountant in the State of New Jersey. Mr. Cyprus brings to our Board valuable managerial, financial, and accounting experience serving companies with global operations.

Bruce G. Goodman

Age: 72 Director since: 2000 Committees: ◾ Nominating/ Corporate Governance (Chair) ◾ Audit

Biographical Information

Bruce G. Goodman has been a director since May 2000. He has been General Counsel of Shepherd Kaplan LLC (an investment advisor registered with the SEC) since April 2008. Effective November 1, 2017, he also became Co-General Counsel, and in March 2020 General Counsel, of Shepherd Kaplan Krochuk, LLC (also an investment advisor registered with the SEC), when that firm acquired Shepherd Kaplan LLC. From April 1995 to April 2008, he was a partner of the law firm of Hinckley, Allen & Snyder LLP. Mr. Goodman provides to the Board experience as a business lawyer with substantial experience and insight into the investment markets obtained as general counsel to an investment advisory firm.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

William J. Grubbs

Age: 63 Director since: 2017 Committees: ◾ Nominating/ Corporate Governance ◾ Human Resources/ Compensation

Biographical Information

William J. Grubbs has been a director since February 2017, when he was appointed as an interim director. Mr. Grubbs was subsequently elected as a director in June 2017. Effective immediately following the 2019 annual meeting, Mr. Grubbs commenced his service as the independent, non-executive Chairman of the Board, which role he continues to occupy. Mr. Grubbs became President, Chief Operating Officer and a director of Cross Country Healthcare, a NASDAQ-listed company that specializes in healthcare workforce solutions, in April 2013. He was appointed Chief Executive Officer of Cross Country Healthcare in July 2013 and served in that capacity until his retirement on January 16, 2019. Beginning in October 2012 and continuing until March 2013, Mr. Grubbs was Executive Vice President and Chief Operating Officer of Trueblue, Inc. From October 2011 until October 2012, Mr. Grubbs worked as a freelance consultant. From November 2005 through October 2011, Mr. Grubbs held various senior executive positions with SFN Group, Inc., including Executive Vice President and, commencing in January 2007, Chief Operating Officer. Mr. Grubbs holds a B.S. degree in Computer Science from the University of New Hampshire.

Arnold Ursaner

Age: 70 Director since: 2017 Committees: ◾ Audit

Biographical Information

Arnold Ursaner has been a director since June 2017. From April 2015 until the present, Mr. Ursaner has managed the Ursaner Family Office, a private investment firm. Mr. Ursaner served as the founder and president of CJS Securities, Inc. from September 1997 through April 2015. In this capacity, he oversaw the strategy and growth of the company, which specialized in providing in-depth, fundamental research on small-capitalization and mid-capitalization companies. Since 2010, Mr. Ursaner has served as a board member of Friends of Karen, a nonprofit organization. Previously, Mr. Ursaner served as the head of the Finance Committee of Friends of Karen from 2014 to 2017, and he served as Vice President of the organization in 2015. Mr. Ursaner earned a B.S. degree in Economics from the State University of New York at Stony Brook. He was awarded the Best on the Street Award for General Industrial Services in 2003, Best on the Street Award for Business Services in 2006 and The Wall Street Journal StarMine award as the #1 Rated Analyst in Business and Industrial Services.

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Board Diversity

The Nominating and Governance Committee, in accordance with the Board’s values, strives to maintain a Board that reflects diverse perspectives, including those based on gender, ethnicity, skills, experience at policy-making levels in areas that are relevant to the Company’s global activities, and geographic or cultural backgrounds. Although the Board does not have a specific policy regarding diversity, the Board takes into account the current composition and diversity of the Board (including diversity with respect to race, gender and ethnicity) and the extent to which a candidate’s particular expertise and experience will complement the expertise and experience of other directors. The composition of the nominees for the Board reflects the adherence for diversity that the nominating and governance committee strives to enhance on an ongoing basis. Our current Board includes two female directors and one director from an underrepresented community (an individual who self-identifies as Black, African American, Hispanic, Latino, Asian, Pacific Islander, Native American, Native Hawaiian, or Alaska Native, or who self-identifies as gay, lesbian, bisexual, or transgender).

Tenure	Age	Gender Diversity

Corporate Governance

The Company’s business and affairs are managed by and under the direction of the Board. Members of the Board are kept informed of the Company’s business through discussions with the Company’s Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in regular and special meetings of the Board and its committees, as well as update calls held from time to time. Our Board has standing Audit, Nominating/Corporate Governance, and Compensation Committees. The Company’s policies and procedures with respect to the Board, as well as information regarding the roles and responsibilities of Board committee chairs and their committees, which are comprised solely of independent directors, are set forth in the committee charters and in our Corporate Governance Guidelines, copies of which are available in the Corporate Governance section of the Company’s website, at www.volt.com.

The Board held eight meetings during fiscal year 2020. Directors are expected to attend Board meetings and meetings of Board committees on which they serve. Each director attended 100% of the meetings of the Board and meetings of all Board committees on which the director served in fiscal 2020. All but one director attended the 2020 annual meeting held on April 21, 2020.

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Audit Committee

The Audit Committee provides assistance to the Company’s directors in fulfilling the Board’s oversight responsibility as to the Company’s accounting, audit and financial reporting practices and as to the quality and integrity of the publicly distributed financial reports of the Company. The Audit Committee is responsible for the appointment, compensation, retention, and oversight of the independent auditor engaged to issue audit reports on our financial statements and internal control over financial reporting. The Audit Committee relies on the expertise and knowledge of management, the internal auditor, and the independent auditor in carrying out its oversight responsibilities. All services provided by our independent registered public accounting firm require the prior approval of the Audit Committee, with limited exceptions as permitted by the SEC’s Rule 2-01 of Regulation S-X. Among the factors considered by the Audit Committee in evaluating the performance of the independent registered public accounting firm are service quality, responsiveness, quality of audit team personnel and the lead audit partner, management of the overall annual audit process, and understanding of the Company’s industry, business and internal control environment.

Among its functions, the Audit Committee is actively engaged and reviews:

◾

the audit plans and findings of our independent registered public accounting firm and our internal audit activities, as well as the results of regulatory examinations, and tracks management’s corrective action plans when such plans are necessary;

◾	our consolidated financial statements, including any significant financial items and changes in accounting policies, with our senior management and independent registered public accounting firm; and

◾	our financial risk and internal control procedures, and significant tax and legal matters.

Each member of the Audit Committee, which is currently comprised of Nick S. Cyprus (Chair), Bruce G. Goodman and Arnold Ursaner, is financially literate and meets the current independence requirements for Audit Committee membership under both the rules of the SEC and the NYSE American Exchange (“NYSE American”). The Board has determined that Nick S. Cyprus is an “audit committee financial expert” within the meaning of the applicable SEC rules and that he possesses accounting and related financial management expertise within the meaning of the rules of the NYSE American.

The Audit Committee operates under a written charter, adopted by our Board, the adequacy of which is reviewed at least annually. The Audit Committee held five meetings during fiscal year 2020 and each of the directors who serve on the committee attended each meeting.

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee currently consists of Bruce G. Goodman (Chair), Nick S. Cyprus, William J. Grubbs, and Celia R. Brown. The Nominating/Corporate Governance Committee is comprised entirely of directors determined by the Board to be “independent” for purposes of the applicable NYSE American rules.

The Nominating/Corporate Governance Committee operates under a written charter adopted by our Board. The responsibilities of the Nominating/Corporate Governance Committee include: identifying,

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evaluating and recommending to the Board prospective nominees for director; reviewing the Company’s corporate governance policies and making recommendations to the Board from time to time regarding matters of corporate governance; and reviewing the performance of the Board and its members. The Nominating/Corporate Governance Committee has not established a formal process to identify and evaluate prospective nominees for director. However, in considering individuals for nomination to stand for election, the Nominating/Corporate Governance Committee will consider: (1) the current composition of directors and how they function as a group; (2) the skills, expertise or background, and the substantive relative strengths and weaknesses of current directors; (3) the value of contributions made by individual directors; (4) the need for a person with specific skills, expertise or background to be added to the Board; (5) any anticipated vacancies due to retirement or other reasons; and (6) other factors that may enter into the nomination decision.

The Nominating/Corporate Governance Committee endeavors to select nominees that contribute requisite skills and professional experience in order to advance the performance of the Board and establish a well-rounded Board with diverse views that reflect the interests of our shareholders. The Nominating/Corporate Governance Committee considers diversity as one of a number of factors in identifying nominees for directors; however, there is no formal policy in this regard. The Nominating/Corporate Governance Committee views diversity broadly to include diversity of experience, skills and viewpoint, in addition to traditional concepts of diversity. Two of six current directors are female. The Nominating/Corporate Governance Committee held three meetings during fiscal year 2020 and each of the directors who serve on the committee attended each meeting. In addition, the Nominating/Corporate Governance Committee led discussions with respect to board composition and director nominations at the Board level.

Human Resources & Compensation Committee

The Compensation Committee currently consists of Celia R. Brown (Chair), Nick S. Cyprus and William J. Grubbs. The Compensation Committee is comprised entirely of directors determined by the Board to be “independent” for purposes of the applicable NYSE American rules. The Compensation Committee operates under a written charter adopted by our Board. Under its charter, the Compensation Committee may delegate certain of its authority to a subcommittee, and, pursuant to its charter, has delegated the authority to review and make certain decisions with respect to the compensation of employees of the Company who are not senior officers to the Chief Executive Officer (“CEO”). The Compensation Committee is responsible for establishing, implementing and monitoring the Company’s executive compensation policies and programs. The Company’s executive compensation program is designed to meet three principal objectives:

◾	attract, engage and retain talented executives who are a critical component of the Company’s long-term success by providing each of them with a competitive total compensation package;

◾	ensure that executive compensation is aligned with both the short- and long-term interests of shareholders; and

◾	reward high levels of performance.

During the fiscal year 2020, the Compensation Committee continued to retain the services of Pearl Meyer as its independent compensation consultant. The Compensation Committee provides direction to its compensation consultant with respect to such committee’s role in reviewing management recommendations, attending committee meetings, and with respect to other matters related to the

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scope of the compensation consultant’s engagement. The Compensation Committee held six meetings during fiscal year 2020 and each of the directors who serve on the committee attended each meeting.

Additional information regarding the Compensation Committee and our policies and procedures regarding executive compensation, including the role of compensation advisors and executive officers in recommending executive compensation, is provided in the “Executive Compensation—Discussion of Fiscal Year 2020 Executive Compensation Program” section of this Proxy Statement.

Board Leadership Structure

We have historically considered whether to combine or separate the roles of Chief Executive Officer and Chairman in light of what was in the best interests of the Company’s shareholders at the time. In 2020, William J. Grubbs served as our independent, non-executive Chairman. We believe this structure continues to be appropriate, as it allows Ms. Perneau, as President and Chief Executive Officer, to focus on leading the Company’s business at a time when we are actively seeking to advance the Company’s financial position.

Our Chairman chairs meetings of our independent directors. Our independent directors confer regularly without management and are active in the oversight of our Company. Our Board and each board committee have access to members of our management team and the authority to retain independent legal, accounting or other advisors as they deem necessary or appropriate. During fiscal year 2020, our CEO, Ms. Perneau, did not serve on any Board committee, nor does Ms. Perneau currently serve on any Board committee.

Our Chairman fulfilled the role of chairing meetings during fiscal year 2020. In such role, the Chairman:

◾	chairs meetings and executive sessions at which only the independent directors are present; and

◾	recommends to the Chief Executive Officer the retention of outside advisors and consultants who report directly to the Board.

We believe that our Board leadership structure provides an appropriate balance between strong and strategic leadership and independent oversight of our Company, and that our Board leadership structure continues to serve the best interests of our Company and shareholders.

Risk Oversight

In fiscal year 2020, the Board engaged with management regarding the impact of the COVID-19 pandemic and the Company’s response. Management held informational update calls with Board members on a monthly basis during the latter half of fiscal year 2020, and such discussions included addressing the business and financial impact of various governmental orders, employee health & safety matters and response plans, as well as identifying ongoing risks and opportunities arising out of the pandemic. Management continues to keep the Board regularly apprised of the Company’s progress.

The Audit Committee is responsible for consideration of major and emerging risk exposures to the Company including financial, operational, technology, privacy, data and physical security, legal and regulatory risks, as well as management’s actions to address/monitor and mitigate/control those

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risks. The Board is briefed regarding all significant risks, including the Company’s identification and response to cybersecurity risks, on a quarterly basis. The day-to-day responsibility for our risk management process rests with our Chief Executive Officer, Senior Vice President and Chief Financial Officer, and our Vice President of Risk Management. Our Senior Vice President and Chief Financial Officer and our Vice President of Risk Management provide periodic updates to the Audit Committee and, where necessary, to the full Board. Our Chief Legal Officer provides periodic updates to the Audit Committee regarding material legal claims against the Company.

Code of Business Conduct and Ethics

The Company has a Code of Business Conduct and Ethics. Directors, officers and all employees of the Company must act in accordance with these policies. The Code of Business Conduct and Ethics requires, among other things, all employees to engage in honest and ethical conduct in performing their duties, provides guidelines for the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, and provides mechanisms to report unethical conduct. Our Code of Business Conduct covers topics such as anti-corruption, discrimination, harassment, privacy, appropriate use of company assets, protecting confidential information, and reporting violations (including through an anonymous hotline).

Please see the section entitled “Availability of Corporate Governance Documents” below for information on how to view or obtain a copy of our Code of Business Conduct and Ethics.

Corporate Governance Guidelines

As a part of our Board’s commitment to sound corporate governance, our Board has adopted a set of “Corporate Governance Guidelines”, which guides the operation of the Board and its committees. The Nominating/Corporate Governance Committee reviews our Corporate Governance Guidelines annually and recommends any changes to our Board for its consideration and approval.

Our Corporate Governance Guidelines cover, among other topics:

◾	board structure and composition;

◾	director independence;

◾	board member nomination and eligibility requirements;

◾	board leadership and executive sessions;

◾	committees of the board;

◾	director responsibilities;

◾	board and committee resources, including access to officers, employees and independent advisors;

◾	director compensation;

◾	director orientation and ongoing education;

◾	succession planning; and

◾	board and committee self-evaluations.

Please see the section entitled “Availability of Corporate Governance Documents” below for information on how to view or obtain a copy of our Corporate Governance Guidelines.

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Availability of Corporate Governance Documents

To learn more about the Company’s corporate governance and to view our Corporate Governance Guidelines, Code of Business Conduct and Ethics, other significant corporate policies and all charters of committees of the Board, please visit the Corporate Governance section of the Company’s website, www.volt.com. Copies of these documents are also available without charge upon request to Volt Information Sciences, Inc., 2401 N. Glassell Street, Orange, California 92865, Attention: Corporate Secretary. The telephone number for this office is (714) 921-8800.

Procedures for Recommending Directors

There have been no material changes to the procedures by which our shareholders may recommend nominees to our Board from those procedures set forth in our By-Laws. According to our By-Laws, in order to do so, a shareholder must give us written notice not less than 120 days nor more than 150 days prior to the one-year anniversary of the date of the notice of the annual meeting of shareholders that was held in the immediately preceding year and must otherwise comply with the requirements set forth in our By-Laws; provided, however, that if the 2022 annual meeting date is advanced by more than 30 days before or delayed by more than 30 days after the one-year anniversary date of this year’s Meeting and less than 130 days’ informal notice to shareholders or other prior public disclosure of the date of the 2022 annual meeting is given or made, then shareholders must provide notice to the Company within the time periods specified in the By-Laws.

Shareholders may submit names of qualified director candidates, together with detailed information on the proposed candidates’ backgrounds, to Volt Information Sciences, Inc., 2401 N. Glassell Street, Orange, California 92865, Attention: Corporate Secretary-Director Candidates, for referral to the Nominating/Corporate Governance Committee for consideration.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than ten percent (10%) of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Such persons are required by the SEC to furnish the Company with copies of all Section 16(a) forms that they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations from certain reporting persons, all required Section 16(a) filings applicable to its directors, executive officers and greater-than-ten-percent beneficial owners were properly filed during fiscal year 2020.

Indemnification; Insurance

New York law permits a corporation to purchase insurance covering a corporation’s obligation to indemnify directors and officers and also covering directors and officers individually, subject to certain limitations, in instances in which they may not otherwise be indemnified by the corporation. The Company maintains insurance policies with various insurance companies covering

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reimbursement to the Company for any obligation it incurs as a result of indemnification of officers and directors and also covering indemnification for officers and directors individually in certain cases where additional exposure might exist.

Human Capital Resource Management

The Company’s core values of integrity, customer-centric orientation, ownership, innovation, empowerment, collaborative change and teamwork establish the foundation on which the culture is built and represent the key expectations we have of our employees. In July 2020, the Company was recognized as part of Forbes’ annual list of America’s Best Temporary Staffing Firms.

Our People

The Company operates on the fundamental philosophy that people are our most valuable asset as every person who works for us has the potential to impact our success, as well as the success of our clients. As a staffing company, identifying quality talent is at the core of everything we do and our success is dependent upon our ability to attract, develop and retain highly qualified employees, both in-house and to serve our clients.

As of November 1, 2020, we employed approximately 15,600 people, including approximately 14,500 who were on contingent staffing assignments with our clients, and the remainder as full-time in-house employees.

In fiscal 2020, Ms. Perneau was named to Staffing Industry Analysts’ list of most influential leaders, the Staffing 100. In addition, both Ms. Perneau and Ms. Schultz were named to SIA’s “Global Power 150—Women in Staffing” list.

Diversity and Inclusion

The Company values building diverse teams, embracing different perspectives and fostering an inclusive, empowering work environment for our employees and clients. Of our in-house employee population, approximately 70% are women and approximately 40% have self-identified as Hispanic or Latino, Native American, Pacific Islander, Asian, Black or African American, or of two or more races.

IN-HOUSE EMPLOYEE DIVERSITY

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As part of the Company’s commitment to continued enhancements in this area, we recently launched our Expert Momentum Diversity and Inclusion Program. This program involved the creation of a task force made up of a group of employees from across the organization. The program has established initiatives to strengthen the promotion of workplace diversity for our employees and clients, to create a collaborative environment that promotes authenticity and a culture that celebrates our differences, and embraces a collaborative environment with unique experiences and diverse perspectives. Though we have a long-standing commitment to equal employment opportunity as evidenced, the program’s task force will enhance company-wide engagement on diversity and inclusion, provide education opportunities for our employees, help identify areas for improvement and monitor progress against these initiatives.

Compensation and Benefits

Critical to our success is identifying, recruiting, retaining, and incentivizing our existing and future employees. We strive to attract and retain the most talented employees in the industry by offering competitive compensation and benefits. Our pay-for-performance compensation philosophy is based on rewarding each employee’s individual contributions and striving to achieve equal pay for equal work regardless of gender, race or ethnicity. We use a combination of fixed and variable pay including base salary, bonus, commissions and merit increases which vary across the business. In addition, as part of our long-term incentive plan for executives and certain employees, we provide share-based compensation to foster our pay-for-performance culture and to attract, retain and motivate our key leaders.

As the success of our business is fundamentally connected to the well-being of our people, we offer benefits that support their physical, financial and emotional well-being. We provide our employees with access to flexible and convenient medical programs intended to meet their needs and the needs of their families. In addition to standard medical coverage, we offer eligible employees dental and vision coverage, health savings and flexible spending accounts, paid time off, employee assistance programs, voluntary short-term and long-term disability insurance and term life insurance. Additionally, we offer a 401(k) Savings Plan and Deferred Compensation Plan to certain employees. Our benefits vary by location and are designed to meet or exceed local laws and to be competitive in the marketplace.

In response to the COVID-19 pandemic, government legislation and key authorities, we implemented changes that we determined were in the best interest of our employees, as well as the communities in which we operate. This included having the majority of our employees work from home for several months, while implementing additional safety measures for employees continuing critical on-site work. We continue to embrace a flexible working arrangement for a majority of our in-house employees, as well as a portion of our contingent workforce where we continue to provide key services to customers remotely.

Professional Development and Training

We believe a key factor in employee retention is training and professional development for our talent. We have training programs across all levels of the Company to meet the needs of various roles, specialized skill sets and departments across the Company. All field associates receive Volt’s

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

General Safety Orientation prior to assignment and site-specific job task training from our clients. Volt offers the Federal Ten Hour and other specialty safety programs to key employees and clients as a value-add feature of our services. Volt is committed to the security and confidentiality of our employees’ personal information and employs software tools and periodic employee training programs to promote security and information protection at all levels. We utilize certain employee turnover rates and productivity metrics in assessing our employee programs to ensure that they are structured to instill high levels of in-house employee tenure, low levels of voluntary turnover and the optimization of productivity and performance across our entire workforce. Additionally, we have implemented a new performance evaluation program which adopts a modern approach to valuing and strengthening individual performance through on-going interactive progress assessments related to established goals and objectives.

Communication and Engagement

We strongly believe that Volt’s success depends on employees understanding how their work contributes to the Company’s overall strategy. To this end, we communicate with our workforce through a variety of channels and encourage open and direct communication, including: (i) quarterly company-wide CEO update calls; (ii) regular company-wide calls with executives; (iii) frequent corporate communications and (iv) employee engagement surveys.

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AUDIT COMMITTEE REPORT

AUDIT COMMITTEE REPORT

The Audit Committee has met and held discussions with management and the Company’s independent registered public accounting firm. The Audit Committee has reviewed and discussed the internal control over financial reporting and consolidated financial statements with management and the Company’s independent registered public accounting firm.

The Audit Committee discussed with the independent registered public accounting firm matters to be discussed as required by the Public Company Accounting Oversight Board (“PCAOB”), rules of the Securities and Exchange Commission (“SEC”), and other applicable regulations.

In addition, the Audit Committee has reviewed and discussed with the Company’s independent registered public accounting firm the firm’s independence from the Company and its management. The Audit Committee received from the independent registered public accounting firm the written disclosures and the letter regarding its independence as required by the PCAOB’s applicable requirements.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal year 2020, as filed with the SEC. The Audit Committee also has appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2021.

Nick S. Cyprus (Chair)

Bruce G. Goodman

Arnold Ursaner

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ITEM 2. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP

ITEM 2. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The members of our Audit Committee and our Board believe that the continued retention of Ernst & Young LLP as our independent registered public accounting firm is in the best interests of the Company and its shareholders.

In light of this, our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2021. We are submitting the appointment of our independent registered public accounting firm for shareholder ratification at the Meeting, although we are not legally required to do so. If our shareholders do not ratify the appointment, our Audit Committee will reconsider whether to retain Ernst & Young LLP, but may still retain them. Even if the appointment is ratified, the Audit Committee may change the appointment at any time if it determines that such a change would be in the best interests of the Company and its shareholders.

Ernst & Young LLP has advised the Company that it has no direct, nor any material indirect, financial interest in the Company or any of its subsidiaries. A representative of Ernst & Young LLP is expected to be present at the Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

The Board will offer the following resolution at the Meeting:

RESOLVED, that the appointment by the Board of Ernst & Young LLP to serve as the independent registered public accounting firm of the Company for fiscal year 2021 be, and hereby is, ratified and approved.

Your Board recommends that you vote FOR this item. Unless you specify otherwise, the Board intends the accompanying proxy to be voted for this item.

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ITEM 3. ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

ITEM 3. ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, requires that we provide our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our 2020 Named Executive Officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC under Section 14A of the Exchange Act. At our 2017 Annual Meeting, our shareholders approved holding these Say-on-Pay advisory votes annually, and the Board has adopted a policy of holding Say-on-Pay advisory votes on an annual basis. Following the Say-on-Pay advisory vote at this year’s Meeting, the next Say-on-Pay advisory vote will be held at the Annual Meeting of Shareholders held in 2022.

We have made concerted efforts over the last six years to better align our executive compensation levels with the Company’s financial performance. After considering past feedback from certain shareholders, the Company first introduced performance-based units based on stock price into its long term incentive program in 2018, and later moved to corporate financial performance goals for both short term and longer term incentive programs in 2019. In addition, we have eliminated individual performance goals from the Company’s annual incentive program.

In fiscal year 2020, due to limited share availability and the difficulty of setting long term financial goals in the midst of the pandemic, the Company granted only 30% of the target long term incentive (“LTI”) value for each of its 2020 Named Executive Officers in equity (which were granted in the form of restricted stock units). The Compensation Committee intends to return to including performance stock units in its 2021 compensation program for named executive officers, assuming approval of the Company’s equity plan proposal at the Annual Meeting.

The Compensation Committee continuously evaluates how best to structure its compensation programs to ensure that our executive officers are being appropriately and competitively compensated while also maintaining compensation levels commensurate with our financial performance. Considering the positive changes that have been implemented in recent years, we believe that our executive compensation program for fiscal year 2020 is competitive and provides an appropriate balance between risks and rewards. Accordingly, the Board will present the following resolution at the Meeting:

RESOLVED, that our shareholders approve, on an advisory basis, the executive compensation program for the 2020 Named Executive Officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Fiscal Year 2020 Summary Compensation Table and the related tables and narrative disclosures included in this Proxy Statement.

The vote on this resolution is not intended to address any specific element of compensation; rather, it relates to the overall total compensation of our 2020 Named Executive Officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. To the extent there is any pointed vote against the 2020 Named Executive Officers’ compensation program, the Board and the Compensation Committee will evaluate what actions, if any, may be appropriate to address the concerns of our shareholders.

Your Board recommends that you vote FOR, on a non-binding, advisory basis, the compensation of our 2020 Named Executive Officers, as disclosed in this Proxy Statement, including the Fiscal Year 2020 Summary Compensation Table and the related tables and narrative disclosures included in this Proxy Statement.

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EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

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EXECUTIVE COMPENSATION

Executive Summary

During fiscal year 2020, we continued to make strides toward returning the Company to a profitable and growing business. Although there is more work to be done, we’ve made progress toward executing our business strategies and continue to reorganize our business and operations, invest in our service offerings, and upgrade our systems and processes. All along, we remained focused on recruiting and retaining top talent within our leadership ranks and continue to be committed to emphasizing the link between the performance of our business and the compensation of our executives.

Our executive compensation program strives to adhere to high standards of compensation and governance.

WHAT WE DO

Risk Mitigation – Varied metrics and measurement periods in the elements of compensation mitigate risk that executives will be motivated to pursue results with respect to any one metric.

Performance-Based Pay – Emphasis on long-term equity compensation with total “at-risk” pay constituting the majority of our CEO’s total compensation

Stock Ownership Guidelines –NEOs are subject to stock ownership guidelines with conditional holding requirements.

Double-Trigger Change-in-Control Provisions – Both a change-in-control and termination are required for equity vesting acceleration benefits to apply.

Compensation Recoupment Policy – We have a “clawback” recoupment policy for reimbursement of pay in certain circumstances for NEOs.

Annual Say-on-Pay Vote – We seek annual shareholder feedback on our executive pay program and engage with shareholders annually.

Annual Evaluation – We annually review our executive pay program to ensure that it continues to be aligned with market practice.

Independent Advice - The Committee engages an independent compensation consultant that works solely in support of the Committee.

Peer Group - We re-evaluate the Company’s peer group on an annual basis.

WHAT WE DON’T DO

No Guaranteed Bonuses – Our annual incentive plan is 100% performance-based and does not include any minimum payment levels.

No Individual Performance Metric – Our annual incentive plan is based wholly on the Company’s financial performance and no portion is based on individual performance.

No Hedging and Restriction on Pledging – We prohibit directors and employees from engaging in hedging, and prohibit the pledging of Volt shares without specific pre-approval.

No Repricing or Exchange of Underwater Stock Options.

No Tax Gross-Ups – We do not provide tax gross- ups on benefits or perquisites in new employment agreements.

No Recycling of Shares withheld for Taxes.

We do not provide excessive perquisites to our NEOs.

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EXECUTIVE COMPENSATION

2020 Business Highlights.

◾

Improved Financial Results. The cumulative effect of the many changes implemented by management over the past two years are becoming evident in more sustained and improved financial performance in many areas. Despite substantial headwinds from the COVID-19 pandemic in fiscal 2020, gross margin improved 30 basis points year over year and, in the fourth fiscal quarter of 2020, the Company reported its highest quarterly adjusted EBITDA in four years.

◾

COVID-19 Response. In response to the pandemic, government legislation and key authorities, we implemented changes to our business that were in the best interest of the health & safety of our employees, as well as the communities in which we operate. This included having the majority of our in-house employees work from home, while implementing additional safety measures for employees continuing critical on-site work. We continue to embrace a flexible working arrangement for a majority of our in-house employees, as well as a portion of our contingent workforce where we continue to provide key services to customers remotely.

◾

Cost-Saving Initiatives. We reduced adjusted SG&A by 10.5% in fiscal 2020. The fourth quarter of fiscal 2020 marked the 14th consecutive quarter of SG&A reductions when compared year over year. We implemented a plan to transition certain back office functions to Arctern, a Volt company based in Bangalore, India, and took additional measures to manage our costs, including:

◾	Reduced compensation for the CEO, CFO and members of the Board of Directors for a period

◾	Managed our cost base through a combination of headcount reductions, furloughs and reduced hours

◾	Implemented an early halt on all domestic and international travel

◾	Eliminated most discretionary spending

◾	Continued to negotiate reductions of committed spend

◾

Assessed our real estate footprint, including consolidating and exiting certain leased office locations throughout North America where we can be fully operational and successfully support our clients and business operations remotely

◾	Temporarily suspended the matching contributions under the Volt Information Sciences, Inc. Savings Plan

◾

Maximizing Competitive Advantage. In our North American staffing segment, essential businesses represent approximately 84% of our business. We shifted our sales approach to include a response to the pandemic and secured new wins in opportunities that arose as a direct result of COVID-19. Our focus on sales and recruitment centered around businesses that were actively hiring in the COVID-19 environment. Though we emphasized stabilization and growth, we also continued to automate our processes and implement organizational and process changes.

◾

World Class Leadership. We continue to attract industry veterans for leadership roles across our organization and are transforming the Company to a performance-based culture motivated to drive the Company’s performance forward.

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EXECUTIVE COMPENSATION

COVID-19 and Our Response

The global spread of COVID-19 created significant volatility, uncertainty and global macroeconomic disruption. Our business experienced significant changes in revenue trends at the mid-point of our second quarter of fiscal 2020 as market conditions rapidly deteriorated and continued to decline through the beginning of our third quarter of fiscal 2020. During the second half of fiscal 2020, revenue increased sequentially month over month as a result of a combination of existing customers returning to work, expanding business with existing customers and winning new customers.

Beginning in mid-March 2020 and continuing throughout the year, a number of countries and U.S. federal, state and local governments issued stay-at-home orders requiring persons who were not engaged in essential activities and businesses as defined in those specific orders to remain at home. Many other countries and jurisdictions without stay-at-home orders required nonessential businesses to close or otherwise reduce operations and capacity.

Our first priority, with regard to the COVID-19 pandemic, was to ensure the health and safety of our employees, clients, suppliers and others with whom we partner in our business activities to continue our business operations in this unprecedented business environment. Our business was largely converted to a remote in-house workforce and remained open as we provided key services to essential businesses, both remotely and onsite at our customers’ locations.

We created a COVID-19 Incident Response Team comprised of key senior leaders in the organization, to track and manage our COVID-19 activities, including monitoring the most up-to-date developments and safety standards from the Centers for Disease Control and Prevention, World Health Organization, Occupational Safety and Health Administration and other key authorities. All internal and external information and communications relating to our COVID-19 safety protocols, FAQs and reporting on COVID-19 incidents are managed by this central team. In addition to updating our external website, we actively shared information via regular emails, conference and video calls and other digital communications with clients and employees on how companies and workers can protect themselves during this time. While certain locations remained fully operational throughout the pandemic, other offices reopened on a limited voluntary basis. We continue to monitor the environment to determine whether to close offices, reduce capacity or change required mitigation measures based on federal, state and local regulations as well as guidance from key authorities.

Our 2020 Executive Compensation Program

◾	Target total direct compensation for the 2020 Named Executive Officers, on average, fell between the 25th and 50th percentiles of the Company’s 2020 peer group.

◾

For fiscal year 2020, 100% of the formula for our annual incentive program was based on Company financial performance metrics (adjusted EBITDA and adjusted revenue), intended to drive improved overall financial performance and align our incentives with the interests of shareholders. The design, performance goals and performance levels set for our 2020 annual incentive program were not modified due to the pandemic.

◾

The 2020 Named Executive Officers received 30% of their 2020 LTI award (granted in June 2020) in the form of time-based restricted stock units (“RSUs”), with the remaining 70% of their respective LTI targets granted in the form of time-vested restricted cash awards. The 2020 LTI

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EXECUTIVE COMPENSATION

grant reflected circumstances particular to 2020. Our inability to establish long-term financial performance objectives at the time of the LTI grant, when the financial implications from the pandemic were incalculable, undermined the possible use of performance-based units. Stock price declines and limited share availability left an inadequate supply of shares for the LTI program and hence the need to supplement the equity grants with deferred cash. While these vehicles did not provide the ideal performance alignment intended by our program, they did support the critical need to help retain our key management during a turbulent time.

◾

Our business is generally cyclical, and our financial results in fiscal 2020 were especially impacted by the business climate, and the business plans of our clients, which were difficult to predict during the pandemic. In determining executive compensation for 2020, the Committee tried to strike an appropriate balance between fixed and variable pay and create longer term incentives despite the restrictions caused by short term limitations in the equity incentive plan share availability. The Compensation Committee does not believe it is in the Company’s best interest to have to use cash awards in lieu of equity. Assuming the Company’s equity plan proposal is approved by shareholders, the Compensation Committee intends to return to using 100% equity-based vehicles under the LTI program to incentivize key personnel in fiscal year 2021, as the continued use of cash reserves would not comport with the purpose of the Company’s long term incentive plan.

◾

In order for Volt to be successful, we need continuity of senior executives who have the capability and industry experience to operate in a complex business environment and competitive pay opportunities to retain and incentivize such executives.

2020 Advisory Vote on Executive Compensation and Continued Shareholder Engagement

Our Compensation Committee pays close attention to the views of our shareholders when making determinations regarding executive compensation matters. At the 2020 Annual Meeting, we held a “Say-on-Pay” advisory vote on the executive compensation program of the named executive officers for fiscal year 2019. At the 2020 Annual Meeting, 73% of shareholder votes cast on our Say-on-Pay advisory vote were cast in favor of our executive compensation program for fiscal year 2019. Over the past six years, we have made concerted efforts to better align our executive compensation levels with our financial performance and will continue to consider various ways to enhance our executive compensation programs. In fiscal year 2020, due to limited share availability and given the difficulty of setting longer term financial goals in the midst of the pandemic, the Company granted only 30% of the aggregate target LTI values for its 2020 Named Executive Officers in the form of equity (which were granted as restricted stock units). The Compensation Committee intends to return to including performance stock units in its 2021 compensation program, assuming approval of the Company’s equity plan proposal at the annual meeting.

Following the 2020 Annual Meeting, the Company continued discussions with shareholders with the goal of better understanding investor concerns and perspectives related to the Company’s performance and existing executive compensation program, governance, and to answer their questions. These outreach efforts are conducted by members of executive management and/or an independent director, and have included:

◾	Contacting our fourteen largest known shareholders, representing approximately 60% of our outstanding shares in the aggregate;

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EXECUTIVE COMPENSATION

◾	Meeting with seven of such shareholders (all the shareholders who expressed an interest in engaging with the Company), representing approximately 36% of our shares; and

◾	Sharing shareholder feedback with the Compensation Committee or Nominating and Corporate Governance Committee, as appropriate

In addition, our CEO and CFO also engage with our institutional shareholders on a regular basis through our quarterly earnings calls and investor meetings. Relevant key themes that emerged during outreach and regular discussions included: (1) support of continued alignment between pay and the Company’s performance in the executive compensation program, including ensuring compensation programs appropriately and adequately incentivize and retain current management and attract outstanding new talent, (2) ensuring the continued availability and use of equity vehicles to provide additional alignment between executive management and shareholders and (3) stock price performance. Such perspectives have been discussed at meetings of the Compensation Committee and the Board and remain top of mind as the Compensation Committee reviews the effectiveness of executive compensation programs and their alignment with shareholder views.

With respect to our pay for performance model, the Compensation Committee believes that its existing compensation programs are designed to align executive compensation with our Company’s performance. For example, this year, in respect of the performance levels achieved by the Company in fiscal 2020, our 2020 Named Executive Officers only earned 67.1% of their target annual bonuses for 2020. In fiscal 2019, such officers only earned an average of 32% of their target annual bonus.

Having considered the concerns of our shareholders, our existing annual incentive plan design does not include any individual performance factors or the +/- 15% discretionary modifier which existed in years past. As a result, each executive officer’s AIP opportunity for fiscal year 2020 was based 100% on corporate financial performance metrics. In addition, prior to 2020, 50% of our long-term incentive awards were granted as performance-vested equity. As noted above, a share pool replenishment and the successful navigation of the COVID-19 environment will ensure an ability to return to a performance-oriented equity program.

The Compensation Committee will consider the results from this year’s shareholder advisory vote in its ongoing evaluation of our executive compensation programs and practices.

Discussion of Fiscal Year 2020 Executive Compensation Program

In reviewing this executive compensation section, please note that the Company is a “smaller reporting company” as defined under applicable SEC rules and is permitted to include scaled disclosure with respect to certain executive compensation information otherwise required by Item 402 of Regulation S-K. However, given our commitment to corporate governance best practices and transparency, the Company continues to include a fulsome explanation of our compensation programs and philosophies in line with our past disclosure practices.

The sections that follow below are intended to provide shareholders with a description of our executive compensation program(s), our compensation philosophy, the compensation decisions made under those programs, and the Compensation Committee’s considerations in making decisions with respect to such programs.

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EXECUTIVE COMPENSATION

Our 2020 Named Executive Officers

The descriptions contained in this section focus on the compensation of our 2020 Named Executive Officers, who were:

◾	Linda Perneau, President and Chief Executive Officer

◾	Herbert Mueller, Senior Vice President and Chief Financial Officer

◾	Nancy Avedissian, Senior Vice President, Chief Legal Officer & Corporate Secretary

◾	Lori Schultz, Senior Vice President and Chief Global Solutions Officer

Elements of our 2020 Executive Compensation Program

Our executive compensation program for our 2020 Named Executive Officers consisted of the elements shown in the chart below. The Company’s compensation philosophy aims to position total direct compensation at the 50th percentile. However, for 2020, the target total direct compensation for the 2020 Named Executive Officers fell, on average, between the 25th and 50th percentiles of the Company’s 2020 peer group. The Company does not believe lower than average total compensation will attract and retain outstanding talent over the longer term and reviews our executive compensation program and pay levels, as appropriate and on an annual basis.

Element	Description	Why We Choose to Pay It

Base Salary	Fixed cash based on the executive’s past and potential future performance, scope of responsibilities, experience and competitive market practices	Provides certainty for a portion of compensation that is not at risk, and is generally unaffected by fluctuations in our performance

Annual Incentive Compensation	Potential cash bonus payment tied to meeting short- term, pre-established goals related to our financial performance	Motivates executives to achieve superior annual financial, operational and strategic performance

Restricted Stock Units	Restricted stock units vest annually in equal installments over a three-year period	Time-vested restricted stock units increase executive stock ownership, alignment with shareholders and retention

Restricted Cash Awards (implemented for 2020 due to equity pool constraints)	Restricted cash awards vest annually in equal installments over a three-year period	Time-vested cash awards support long term retention in both up and down markets and during times of stock price volatility and limited share availability

Base Salary

Base salary is the fixed component of our executives’ annual cash compensation. Base salaries for our 2020 Named Executive Officers in respect of fiscal year 2020 were primarily determined based on one or more of the following factors: (i) base salaries paid to similarly positioned executives within the Company and competitive market data for each role; (ii) the terms of any contractual arrangements; (iii) salaries paid historically; and (iv) personal performance as assessed by the CEO (for his/her direct reports) and the Compensation Committee.

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EXECUTIVE COMPENSATION

For the period of the Company’s third fiscal quarter of 2020, our CEO and CFO took voluntary reductions in their base salaries of $50,000 and $31,500, respectively, as part of the Company’s broader efforts to reduce SG&A costs and mitigate the impact of the COVID-19 pandemic.

Annual Incentives

Our 2020 Named Executive Officers and other key employees are eligible to receive compensation in the form of cash-based annual bonuses under our Annual Incentive Plan (the “AIP”). Under the 2020 AIP, participants were eligible to earn bonuses based 100% on the Company’s achievement of pre-established financial performance goals (i.e., no individual performance goals or “subjective” factors were considered). Target annual bonus opportunities for our 2020 Named Executive Officers are set by the Compensation Committee at the beginning of each fiscal year and represent a percentage of the participant’s annual base salary. Each 2020 Named Executive Officer’s target annual bonus level is shown in the table below:

2020 Named Executive Officer	2020 Target Annual Bonus

Linda Perneau, President & Chief Executive Officer	100%

Herbert Mueller, Senior Vice President & Chief Financial Officer	80%

Nancy Avedissian, Senior Vice President, Chief Legal Officer and Corporate Secretary	60%

Lori Schultz, Senior Vice President and Chief Global Solutions Officer	60%

Despite significant business challenges due to the impact of the COVID-19 pandemic and associated shutdowns, the Company did not alter the financial performance goals set for fiscal 2020. Our current 2020 Named Executive Officers earned 67.1% of their target bonuses for 2020, as described more fully below.

Financial Performance Goals under the AIP for 2020 Named Executive Officers

At the beginning of fiscal year 2020, which was before the onset of the COVID-19 pandemic, the Compensation Committee established the financial performance goals applicable to the fiscal year 2020 performance period, which, for all of the 2020 Named Executive Officers, consisted of two, separately measured non-GAAP corporate financial goals: adjusted EBITDA (weighted at 65%) and adjusted corporate revenue (weighted at 35%). The Compensation Committee determined that these two metrics were the most appropriate performance metrics against which to measure achievement of short-term financial performance. Potential payouts under the annual cash incentive plan are capped.

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EXECUTIVE COMPENSATION

For fiscal year 2020, the adjusted EBITDA and the adjusted corporate revenue goals were set at multiple performance levels: Threshold, Path to Target, Target and Maximum. The Compensation Committee established a performance range at each level such that achievement within the low and high end of each range would result in the applicable payout level set forth below, with performance between ranges interpolated per the table below. Additionally, the Committee also adopted an achievement level specific to adjusted EBITDA that would allow for a reduced level of payout (25% of target) to occur on 65% of the award based on that metric. Achievement below Threshold for adjusted EBITDA and below “Path to Target” for Adjusted Corporate Revenue would result in 0% payout.

Performance Goal (in 000s)(1)	Threshold (25% of Target Payout)		Path to Target (50% of Target Payout)		Target (100% of Target Payout)		Maximum (200% of Target Payout)

Adjusted EBITDA (65%)	$5.4		$7.6	$8.6	$10.7	$12.9	$15.5	$16.1

Adjusted Corporate Revenue (35%)	—	—	$872.9	$882.7	$980.8	$992.6	$1,091.8	$1,101.7

(1)	Excluding potential adjustments as indicated below.

Adjustments made under the 2020 AIP

The financial performance goals established for fiscal year 2020 (adjusted EBITDA and adjusted corporate revenue) are calculated and reported on a “non-GAAP” basis, meaning these metrics were not calculated or reported in accordance with generally accepted accounting principles. In connection with its establishment of the goals, and as is the case every year, the Compensation Committee identified certain categories of unbudgeted items and potential unforeseen events that could be adjusted for in connection with its determination of the achievement of the 2020 financial performance goals following the end of fiscal year 2020 (the “Pre-Established Adjustment Categories”). These categories remain substantially unchanged since fiscal year 2016.

The Compensation Committee decided it was appropriate to apply certain of the Pre-Established Adjustment Categories to the financial performance goals in respect of fiscal year 2020. The Pre-Established Adjustment Categories applied in fiscal 2020 consisted of (i) changes in currency exchange rates, (ii) legal settlements, and (iii) changes in laws, rules or regulations by government and regulatory agencies. For fiscal 2020, a substantial adjustment was made for the impact on the Company’s financial performance caused by various state and local stay-at-home orders requiring persons who were not engaged in essential activities and businesses to remain at home during certain periods of the COVID-19 pandemic. Such government orders impacted the Company’s operations in the form of revenue decline due to business shutdowns or reduced hours in certain locations, as well as allowing for certain savings associated with furloughs, headcount reductions, lease terminations, and reduced business travel. In calculating the achievement of AIP for fiscal 2020, the Compensation Committee adjusted for the financial impact, both positive and negative, caused by or attributable to the issuance of various government orders related to COVID-19.

The Compensation Committee reviewed the level of achievement of the 2020 financial performance goals against the applicable financial targets, applied certain adjustments from the above categories, and determined the applicable percentage of achievement as follows:

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EXECUTIVE COMPENSATION

Achievement of 2020 Financial Performance Goals

As shown in the table below, the results of the 2020 financial performance goals resulted in a 67.1% achievement level of the target AIP payment for the 2020 Named Executive Officers who remained employed at the end of fiscal year 2020.

Performance Factor	Percentage of Achievement

Adjusted EBITDA	42.6%

Adjusted Corporate Revenue	24.5%

Total	67.1%

The chart below illustrates 2020 AIP pay-for-performance alignment:

Named Executive Officer	Target Bonus (as Percentage of Base Salary)	Target Bonus Opportunity (in $)	Amount Paid	Percentage of Target Bonus Paid

Linda Perneau	100%	$700,000	$469,700	67.1%

Herbert Mueller	80%	$360,000	$241,560	67.1%

Nancy T. Avedissian	60%	$240,000	$161,040	67.1%

Lori Schultz	60%	$240,000	$161,040	67.1%

Though the Compensation Committee has the authority to apply discretion, no discretion was applied in the calculation of the AIP payment for the 2020 Named Executive Officers.

Long-Term Incentives

Overview

Starting with grants made in June 2018, the Compensation Committee removed stock options as part of the LTI program. This design change was implemented to minimize the potential dilutive effect of long-term awards on our shareholders. For awards granted in June 2018 and June 2019, LTI awards to our 2020 Named Executive Officers were granted in the form of stock-settled time-based restricted stock units (“RSUs”) and performance stock units (“PSUs”). These units increase in value in tandem with our stock price, thereby incentivizing stockholder value creation over the longer-term. For awards granted in June 2020, LTI was granted in the form of RSUs and deferred cash awards.

For fiscal year 2020, due to limited share availability and given the difficulty of setting longer term financial goals in the midst of the pandemic, each of the 2020 Named Executive Officers received only 30% of their respective long-term incentive compensation target opportunities in the form of equity-based awards, with the remainder paid in the form of long-term restricted cash awards. The Company’s stock price in June 2020 was at historic lows and would have necessitated the granting of a higher number of shares than planned for in order to deliver to our 2020 Named Executive Officers their respective target value for equity awards. This fact, which was exacerbated by the Company’s already limited remaining share availability under the Company’s 2019 Equity Incentive Plan (the “2019 Plan”), posed unexpected challenges this year. In addition, uncertainty during the

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EXECUTIVE COMPENSATION

pandemic limited the Company’s visibility with respect to long-term performance expectations, which made long-term goal setting challenging in many ways. The Compensation Committee felt it was not advisable to attempt to establish performance goals that had the potential to be unachievable in the future due to circumstances outside of the executives’ control, because it would result in additional equity awards being granted that would not serve the purpose of incentivizing executives if the goals could not be set properly or ever met. At the same time, the Compensation Committee believed lowering annual target values would have raised significant retention and motivation concerns given the need to maintain the highest levels of executive focus and dedication during the pandemic. For all these reasons, the Compensation Committee determined that its equity resources would be better served through time-based vehicles, which would provide for retention and would still offer alignment to stock price performance.

Discussion of LTI Awards for 2020 (Restricted Stock Units and Restricted Cash Awards)

The 2020 Named Executive Officers received 30% of their annual long-term incentive award granted in June 2020 in the form of Restricted Stock Units that vest ratably on each of the first three anniversaries of the grant date (subject to continued employment through each applicable vesting date), and the remaining 70% in the form of long-term restricted cash awards, as described below.

For each of fiscal years 2020, 2021 and 2022, award recipients may earn 1/3rd of the awards granted, subject to continued employment on the applicable vesting date. Awards will vest on each of the first three anniversaries of the grant date, subject to continued employment. During fiscal year 2020, Ms. Perneau, Mr. Mueller, Ms. Avedissian and Ms. Schultz each received restricted cash awards and RSUs with aggregate target grant date values as follows: $1,300,000, $375,000, $320,000, and $200,000, respectively. The Compensation Committee considered, among other things, the following factors when establishing the target value of the LTI awards granted to our 2020 Named Executive Officers: (i) the executive’s role and responsibilities; (ii) retentive value with respect to existing executive officers; (iii) target annual compensation for each executive officer; and (iv) market practices compared to our fiscal year 2020 peer group.

As part of its ongoing effort to execute its pay-for-performance philosophy, the Compensation Committee introduced a performance-based element to its LTI program beginning in fiscal year 2018 with the intention of continuing this practice annually. However, due to the reasons noted above, PSUs were not granted in fiscal year 2020 though it is anticipated that the Compensation Committee will return to granting PSUs in fiscal year 2021, assuming the 2021 Plan is approved. If the 2021 Plan is not approved, the Company will be in the position of again using cash to deliver value to its executives rather than equity vehicles, reducing the Company’s cash on hand and, at the same time, reducing the alignment between management’s interests with that of the Company’s shareholders.

The Compensation Committee generally makes annual equity-based grants each June, utilizing performance metrics established earlier in the year. However, the Compensation Committee retains the flexibility to make grants of equity-based awards at other times throughout the year as it determines appropriate (e.g., in connection with hiring a new executive).

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Results of the 2020 Performance Period for Performance-Based Awards Granted in Prior Years

In fiscal year 2018, the Company granted PSUs which are eligible to vest over a three-year period upon the achievement of certain stock price goals. The Company’s stock price as of June 14, 2020 did not meet the threshold level required for vesting of the second tranche of such PSUs, which resulted in the forfeiture of such performance-based units. In fiscal year 2019, the Company granted PSUs which vest over a three-year period upon the Company’s achievement of Adjusted EBITDA performance goals. The Company achieved the threshold goal (but below the target level), which resulted in such performance-based units vesting in respect of the 2020 performance period at 82% of target.

2019 Equity Incentive Plan

At the 2019 Annual Meeting, 97% of shareholder votes cast voted to approve the 2019 Plan, which is the successor plan to the Company’s 2015 Equity Incentive Plan. All equity-based awards granted to our executive officers during fiscal year 2020 were granted under the 2019 Plan.

The 2019 Plan and the award agreements governing equity-based awards previously granted to our executive officers contain so-called “double trigger” vesting provisions, which generally means that the vesting of awards will not be accelerated upon a change in control of the Company if an acquirer replaces or substitutes outstanding awards, and such replaced or substituted awards will only vest to the extent a participant holding the replacement or substitute award is involuntarily terminated within two years following the change in control. If an acquirer does not replace or substitute outstanding awards in connection with such change in control in accordance with the requirements of the 2019 Plan, then the outstanding awards will fully vest in connection with the change in control (with any performance goals being deemed achieved at “target level”, except that vesting of awards eligible to vest in respect of any previously completed performance periods will be based on actual achievement).

The award agreements applicable to outstanding, unvested equity-based awards under the 2019 Plan provide that unvested equity awards will be forfeited as a result of the executive’s termination of employment (other than in connection with certain involuntary termination events following a change in control, as described above).

How We Develop Our Executive Compensation Programs

Role of the Compensation Committee

The Compensation Committee generally meets in executive session without any member of management present when discussing compensation matters pertaining to our CEO, and with the CEO when discussing other named executive officers.

When making decisions with respect to the CEO, the Compensation Committee reviews and discusses the CEO’s performance and makes preliminary determinations about his or her compensation, including base salary, annual incentives and long-term incentive compensation. For

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other named executive officers, the CEO considers performance and makes individual recommendations to the Compensation Committee on base salary, annual incentives and long-term incentive compensation. The Compensation Committee then reviews, discusses and modifies, as appropriate, the compensation recommendations after consultation with the independent compensation consultant, and independent members of the Board. Final compensation decisions are approved by the Compensation Committee or Board, as appropriate, after this discussion.

For more information on the Compensation Committee’s role and responsibilities, please refer to the Compensation Committee’s charter available on the Corporate Governance section of our website at www.volt.com.

Role of Independent Compensation Consultant

Pursuant to its charter, the Compensation Committee is authorized to retain and terminate any compensation consultant, as well as any independent legal, financial or other advisors, as it deems necessary. For fiscal year 2020, the Compensation Committee continued to retain Pearl Meyer as its independent compensation consultant. Pearl Meyer’s role during fiscal year 2020 included:

◾	Reviewing management recommendations to ensure alignment with our business strategy and compensation objectives;

◾	Providing research, analyses and design expertise in developing executive and incentive compensation programs;

◾	Keeping the Compensation Committee apprised of executive compensation-related regulatory developments and market trends; and

◾

Attending Compensation Committee meetings to provide information and recommendations regarding our executive compensation program and communicating with the Compensation Committee between meetings, as appropriate.

The Compensation Committee evaluates annually the advisor’s independence from management, taking into consideration all relevant factors, including the six independence factors specified in the NYSE listing rules and applicable SEC requirements. The Compensation Committee reviewed the independence of Pearl Meyer and concluded that Pearl Meyer is independent and that its work for the Compensation Committee has not raised any conflicts of interest.

Role of our Compensation Peer Group

The Compensation Committee considers a study compiled by its compensation consultant of compensation packages for executives in an industry peer group, pulled from publicly filed documents of each member of the peer group. The compensation consultant identifies a group of staffing and services-related companies that are comparable in terms of business mix and revenue size, some of which are companies we compete with for talent and/or capital, and the Compensation Committee reviews, considers and approves the peer group on an annual basis.

The peer group of companies used as reference for fiscal year 2020 compensation decisions is listed below. Following the end of fiscal year 2019, based on the recommendations of Pearl Meyer, the Compensation Committee reviewed its peer group for fiscal year 2020 and made certain changes intended to better align the peer group with the company’s overall profile.

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Our Fiscal Year 2020 Peer Group

AMN Healthcare Services Inc.	ASGN Incorporated

Barrett Business Services Inc.	Chemed Corporation

Cross Country Healthcare Inc.	Heidrick & Struggles, Inc.

Kforce Inc.	TrueBlue Inc.

Sykes Enterprises, Incorporated	Resources Connection Inc.

Consistent with the Compensation Committee’s philosophy and guiding principles for determining overall executive compensation, uses the peer group median as one of many factors when making pay decisions. Our executive officers have a greater opportunity to benefit from their efforts, as a significant portion of their total compensation is generally delivered in the form of LTI awards. With respect to our target LTI awards to our 2020 Named Executive Officers, awards currently fall, on average, between the 25th and 50th percentiles when compared to the peer group. However, if and as the Company’s financial performance improves, the potential for equity value is greater than with most of the companies in our peer group. Actual total compensation levels depend on a variety of factors, such as individual experience and performance.

Role of our CEO in Determining Compensation

The CEO recommends to the Compensation Committee compensation levels for our other named executive officers and provides her perspectives. The CEO does not participate in or otherwise influence recommendations regarding her own compensation.

Employment Agreements

During fiscal year 2020, we were party to employment agreements with all of our 2020 Named Executive Officers. We utilize such arrangements in order to attract, motivate and retain high caliber talent. We are not party to any retention or so-called change-in-control agreements with any of our 2020 Named Executive Officers. None of the employment agreements with our 2020 Named Executive Officers contain tax gross-ups. A description of these agreements can be found in “Employment Agreements with 2020 Named Executive Officers.”

Clawback/Recoupment

Our employment agreements with the 2020 Named Executive Officers provide that we may recover compensation that is subject to recovery under, or required to be recovered by, applicable law, government regulation or stock exchange listing requirements, including the Sarbanes-Oxley Act of 2002 or the Dodd-Frank Act of 2010. Further, the award agreements governing equity awards granted during fiscal years 2017, 2018, 2019 and 2020 provide for recoupment of those awards in accordance with applicable government regulation, stock exchange listing requirements, or other applicable law, or pursuant to any then-existing clawback policy of the Company.

Stock Ownership Guidelines

The Company maintains stock ownership and retention guidelines which apply to our 2020 Named Executive Officers pursuant to which such individuals are expected to attain minimum levels of

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stock ownership and retain portions of their equity holdings for a certain period of time. Individuals subject to these guidelines have until the fifth anniversary of becoming subject to the guideline to attain the requisite level of ownership. The target ownership level of Company stock is expressed as a multiple of base salary. Specifically, target ownership level is set at 5x base salary for the CEO and 1x base salary for all other named executive officers. For purposes of the guidelines, stock ownership includes common stock owned directly, in-the-money value of exercisable options, restricted stock units and performance units. Until the ownership threshold is achieved (including vested and unvested equity granted pursuant to our equity plan), individuals subject to the guidelines may only sell up to 50% of the net number of shares received after the sale or withholding of taxes in connection with the vesting or exercise of shares underlying such awards.

Hedging; Pledging

The Board has adopted a written policy that generally prohibits hedging transactions by employees, officers or directors of the Company. Pursuant to the policy, no particular type of hedging transaction is expressly permitted and hedging transactions including without limitation prepaid variable forwards, equity swaps, zero-cost collars and exchange funds are specifically disallowed. Employees, officers or directors of the Company are also prohibited from holding securities of the Company in a margin account or pledging such securities as collateral for a loan. An exception to this prohibition may be granted where a person wishes to pledge securities as collateral for a loan (but not for margin debt) at a time he or she is unaware of material nonpublic information and demonstrates the financial capacity to repay the loan without resort to the pledged securities. Any person who wishes to pledge securities under such circumstances must submit a request for prior approval from the Company’s Senior Vice President and Chief Legal Officer. This policy is included in the Company’s Insider Trading Policy, which is available on the “Corporate Governance” section of the Company’s website at www.volt.com.

Benefits

Our executive officers do not participate in any tax-qualified defined benefit plan sponsored by us. We do not provide our executives, including our 2020 Named Executive Officers, with a special or supplemental defined benefit pension or post-retirement health benefits. Our named executive officers receive health and welfare benefits under the same programs and are subject to the same eligibility requirements that apply to our employees generally.

Deferred Compensation Opportunity; Other Retirement Benefits

Our 2020 Named Executive Officers are eligible to participate in our 401(k) plan. We also have a non-qualified deferred compensation and supplemental savings plan (the “DCP”), in which our 2020 Named Executive Officers are eligible to participate. The DCP was amended in June of 2016 to allow for participation by non-employee directors and to allow for the deferral of stock-settled restricted stock units. Beginning with compensation earned for fiscal year 2017, an employee may elect to defer a portion of base salary and cash bonuses, and may elect to defer all or any portion of his or her restricted stock units. A non-employee director may elect to defer all or any portion of cash retainer fees and may elect to defer all or any portion of his or her restricted stock units. Currently, none of our 2020 Named Executive Officers have elected to participate in the DCP.

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Perquisites

We did not provide our 2020 Named Executive Officers with excessive perquisites, and no tax gross-up payments were provided or promised in fiscal year 2020 in connection with any benefits provided to our employees. From time to time, the Company may provide certain benefits to its executive officers in order to attract and retain such executives, taking into account market practices.

Accounting for Share-Based Compensation

We account for share-based compensation including restricted stock, restricted stock units and stock option awards in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”), Compensation-Stock Compensation.

Impact of Tax Treatment on Compensation—Section 162(m)

Prior to its amendment by the Tax Cuts and Jobs Act (the “TCJA”), which was enacted December 22, 2017, section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) (“Section 162(m)”), disallowed a tax deduction to public companies for compensation paid in excess of $1 million to “covered employees” under Section 162(m) (generally, such company’s chief executive officer and its three other highest paid executive officers other than its chief financial officer). Prior to this amendment, there was an exception to this $1 million deduction limitation for performance-based compensation if certain requirements set forth in Section 162(m) and the applicable regulations were met. The TCJA generally amended Section 162(m) to eliminate the exception for performance-based compensation, effective for taxable years following December 31, 2017, unless the amounts are payable pursuant to a written, binding contract established on or prior to November 2, 2017 that qualifies for transition relief under the TCJA. The $1 million compensation limit was also expanded to apply to a public company’s chief financial officer and apply to certain individuals who were covered employees in years other than the then-current taxable year.

The Compensation Committee maintains a practice of considering the anticipated tax treatment to the Company in its review and establishment of compensation programs and awards. As a result of the Company’s historic tax position being such that a lack of compensation-related deduction was not expected to have a negative tax implication, the Company’s pre-existing compensation programs were not structured to qualify as performance-based compensation, and therefore none of the Company’s existing compensation arrangements are expected to qualify for transition relief under the TCJA. The Compensation Committee intends to continue to consider the deductibility of compensation as a factor in assessing whether a particular arrangement is appropriate, based on the goals of maintaining a competitive executive compensation system generally, motivating executives to achieve corporate performance objectives and increasing shareholder value.

Compensation Risk Assessment

As in prior years, during fiscal year 2020, the Compensation Committee formally reviewed and considered its compensation policies and practices, including the elements of its executive compensation programs, to determine whether any portion of such compensation policies, practices or programs encourage excessive risk-taking behaviors that may have a material adverse effect on

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the Company. In connection with this review, the Compensation Committee reviewed its existing program features to identify which features either encourage excessive risk-taking or mitigate against excessive risk-taking. The Compensation Committee determined that its existing compensation practices and programs include various risk-mitigating controls, such as (i) including caps on annual incentive payout opportunities; (ii) only paying out incentive awards once the internal audit for the applicable fiscal year has been completed; and (iii) inclusion of robust stock ownership guidelines and holding requirements for certain executive officers. Based on the foregoing and in connection with the other aspects of its formal review process, the Compensation Committee does not believe that any risks that may arise from its compensation policies and practices are reasonably likely to have a material adverse effect on the Company.

Fiscal Year 2020 Executive Compensation

The following table provides information concerning the compensation of the 2020 Named Executive Officers for each of the fiscal years ended November 1, 2020 and November  3, 2019. The Company’s fiscal year ends on the Sunday nearest October 31st of each year.

FISCAL YEAR 2020 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary $(1)	Bonuses $(2)	Stock Awards $(3)	Non-Equity Incentive Plan Compensation $(4)(5)	All Other Compensation $(6)	Total $

Linda Perneau President, Chief Executive Officer & Director	2020	687,500	—	386,455	469,700	3,410	1,547,065
	2019	659,808	87,500	1,294,008	232,375	94,903	2,368,594

Herbert Mueller Senior Vice President & Chief Financial Officer	2020	442,125	125,000	111,477	241,560	3,510	923,672
	2019	86,539	—	375,000	24,977	621	487,137

Nancy T. Avedissian Senior Vice President, General Counsel & Corporate Secretary	2020	400,000	—	95,127	161,040	3,585	659,752
	2019	387,308	—	223,962	67,925	3,402	682,597

Lori Schultz, Senior Vice President and Chief Global Solutions Officer	2020	400,000	40,000	59,455	161,040	3,410	663,905
	2019	355,048	100,000	99,537	43,355	2,382	600,322

(1)

Represents the amount of base salary paid to the 2020 Named Executive Officers during the relevant fiscal year. The 2020 base salary amounts for Ms. Perneau and Mr. Mueller are lower than the contractual base salaries ($700,000 and $450,000, respectively) due to voluntary reductions taken during fiscal year 2020. The 2019 base salary amounts for Ms. Perneau and Ms. Avedissian exceed the contractual base salaries ($650,000 and $380,000, respectively) because Fiscal Year 2019 consisted of 53 weeks rather than 52 weeks.

(2)

For fiscal year 2020, Ms. Schultz received a discretionary bonus payment in respect of her work on a strategic project, and Mr. Mueller received a new hire bonus pursuant to his contract that was partially paid in the amount of $125,000 in fiscal year 2020. For fiscal year 2019, Ms. Perneau was awarded a new hire bonus as part of her agreement in the amount of $350,000. These payments were made quarterly on the three, six, nine and twelve-month anniversary of her employment start date. For fiscal year 2019, Ms. Schultz was awarded a new hire bonus as part of her agreement in the amount of $100,000. These payments were made quarterly throughout fiscal year 2019.

(3)

Amounts shown in the Stock Awards columns reflect the aggregate grant date fair value of stock granted to our 2020 Named Executive Officers determined in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 14 in our Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for fiscal year 2020 filed on January 14, 2021. For a detailed explanation of the stock awards granted to our 2020 Named Executive Officers during fiscal year 2020, see the “Long-Term Incentives” discussion in the CD&A.” discussion in the “Discussion of Fiscal Year 2020 Executive Compensation Program” section.

(4)

For fiscal year 2020, the amounts in this column reflect amounts earned by each 2020 Named Executive Officer under our AIP. For an explanation of how annual incentives were determined for fiscal year 2020, see the “Annual Incentives” section in the CD&A. Amounts earned in

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respect of performance achieved in fiscal year 2020 were paid in a lump sum following the end of that fiscal year. Ms. Schultz’s AIP amount for 2019 reflects a pro-ration based on the change in her role during fiscal year 2019.

(5)

As discussed under the “Long-Term Incentives” discussion in the CD&A, in fiscal year 2020, 70% of each NEO’s long-term incentive target was delivered in the form of long-term restricted cash awards. Long-term restricted cash awards vest and are paid 1/3rd in June 2021, June 2022 and June 2023, subject to continued employment on each applicable vesting date. Because no portion of this award was earned in respect of fiscal 2020, the value of these restricted cash awards is not reflected in the table above, and the applicable portion(s) will be reported in respect of the year in which the service-based condition is satisfied. The value of the long-term restricted cash awards for each of Ms. Perneau, Mr. Mueller, Ms. Avedissian and Ms. Schultz was $910,000, $262,500, $224,000 and $140,000, respectively.

(6)

Amounts for fiscal year 2020 consisted of (a) premiums under our group life, AD&D and LTD insurance policies of $560 for each Named Executive Officer; (b) company contributions under our 401(k) plan in the amount of $2,850 for each Named Executive Officer; and (c) cell phone allowance payments for Ms. Avedissian of $175 and Mr. Mueller of $100.

OUTSTANDING EQUITY AWARDS AT 2020 FISCAL YEAR-END

The following table sets forth certain information concerning shares of our common stock subject to unexercised stock options and equity incentive plan awards held as of November 1, 2020 by the 2020 Named Executive Officers:

Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable		Option Awards Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price $	Option Expiration Date	Number of Shares or Units that Have Not Vested		Market Value of Shares or Units of Stock that Have Not Vested(11) $

Linda Perneau	88,787	(1)	44,394	(1)	—	4.10	3/1/2028	—		—

	—		—		—	—	—	9,485	(2)	12,046

	—		—		—	—	—	28,855	(3)	36,646

	—		—		—	—	—	27,604	(4)	35,057

	—		—		—	—	—	90,858	(10)	115,390

	—		—		—	—	—	99,847	(5)	126,806

	—		—		—	—	—	354,545	(9)	450,272

Herb Mueller	—		—		—	—	—	39,936	(6)	50,719

								36,341	(10)	46,153

								102,273	(9)	129,887

Nancy T. Avedissian	36,833	(7)	—	(7)	—	6.50	11/1/2026	—		—

	—		—		—	—	—	—		—

	59,725	(8)	—	(8)	—	4.35	6/14/2027

								11,718	(3)	14,882

	—		—		—	—	—	11,212	(4)	14,239

								17,281	(5)	21,947

								15,725	(10)	19,971

								87,273	(9)	110,837

Lori Schultz	—		—		—	—	—	10,857	(3)	13,788

								6,989	(10)	8,876

								7,681	(5)	9,755

								54,545	(9)	69,272

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(1)	These stock options were granted on March 1, 2018 and vest ratably on each of the first three anniversaries of December 4, 2017.

(2)	These restricted stock units were granted on March 1, 2018 and vest ratably on each of the first three anniversaries of December 4, 2017.

(3)

These restricted stock units were granted on June 14, 2018 and vest ratably on each of the first three anniversaries of the grant date. Each restricted stock unit represents a contingent right to receive one share of the registrant’s common stock or the cash value thereof, subject to a cap on any cash value received.

(4)

Performance-based restricted stock units that are eligible to vest based on achievement of the applicable performance criteria at the end of the performance period. The performance units are eligible to vest and be settled 1/3 each year following the grant date based on certain stock price performance goals measured over the applicable performance period. At maximum level of achievement of the applicable stock price performance goal, up to 200% of the units granted are eligible to vest. Each performance unit represents a contingent right to receive one share of the registrant’s common stock or the cash value thereof, subject to a cap on any cash value received.

(5)	These restricted stock units were granted on June 14, 2019 and vest ratably on each of the first three anniversaries of the grant date.

(6)	These restricted stock units were granted on September 3, 2019 and vest ratably on each of the first three anniversaries of September 3, 2019.

(7)	Options and restricted stock units were granted on November 1, 2016 and vest ratably on each of the first three anniversaries of the grant date.

(8)	Options and restricted stock units were granted on June 14, 2017 and vest ratably on each of the first three anniversaries of the grant date.

(9)	These restricted stock units were granted on June 15, 2020 and vest ratably on each of the first three anniversaries of the grant date.

(10)	Performance stock units granted in fiscal year 2019 vest based on the percentage of the Company’s Adjusted EBITDA Margin as measured over each of fiscal years 2019, 2020 and 2021.

(11)	Represents the number of units shown multiplied by the closing price of a share of common stock on the last trading day of the fiscal year.

Employment Agreements with 2020 Named Executive Officers

The descriptions below provide an overview summary of each current 2020 Named Executive Officer’s employment agreement with the Company as in effect during fiscal year 2020.

Linda Perneau

In connection with her appointment to the position of President and Chief Executive Officer, the Company and Ms. Perneau entered into an amended and restated employment agreement on December 4, 2018. Such agreement was amended on December 30, 2019 (as amended, the “Employment Agreement”). Prior to entering into the Employment Agreement, Ms. Perneau and the Company were party to an original employment agreement which was entered into at the time of her hire.

The Employment Agreement provides Ms. Perneau a current base salary of $700,000 and a target annual bonus of 100% of her annual base salary.

If Ms. Perneau’s employment is terminated by the Company without Cause (other than for death or disability) or by Ms. Perneau for Good Reason (as defined below), Ms. Perneau will be entitled to receive payment of (i) two years of her then-current annual base salary, payable in 24 monthly installments; (ii) a pro-rated portion of her annual bonus payable in respect of the year of termination, based on actual performance results for that year; (iii) any earned but unpaid annual bonus for the year prior to the year of termination; and (iv) certain costs associated with the payment of health benefits for 12 months following the termination date. Ms. Perneau’s receipt of the severance benefits described above is subject to her execution of a valid release of claims and is conditioned on her compliance with the non-solicitation and confidentiality covenants contained in the Employment Agreement for the relevant period following her termination of employment for any reason.

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Under the Employment Agreement, “Good Reason” is defined as, without Ms. Perneau’s consent, (i) a material diminution in her base salary, other than a reduction in base salary that generally affects senior executives of the Company in substantially the same proportion, (ii) a material and adverse change to, or a material reduction of, Ms. Perneau’s duties and responsibilities to the Company, (iii) a relocation of Ms. Perneau’s principal place of employment by more than 50 miles from her principal place of employment as of the effective date of the Employment Agreement (other than to Orange, California), or (iv) the Company’s material breach of the Employment Agreement.

Herbert M. Mueller

We entered into an employment agreement with Mr. Mueller effective August 24, 2019. The employment agreement provides a base salary of $450,000 per annum and a target annual bonus equal to 80% of his annual base salary.

Under the employment agreement, Mr. Mueller received a one-time cash award of $250,000 to address certain compensation foregone from his previous employer, with 50% paid in July 2020 and the remaining 50% paid in December 2020.

If Mr. Mueller’s employment is terminated by the Company without Cause or by Mr. Mueller for Good Reason (each as defined below), Mr. Mueller would be entitled to receive payment of, (i) accrued compensation and benefits; (ii) two years of his then-current base salary, paid in 24 equal monthly installments; (iii) certain costs associated with the continuation of medical benefits for 12 months following his termination date; and (iv) payment of any earned but unpaid annual bonus for the year of termination, pro-rated for the number of days actually worked during the applicable fiscal year.

Receipt of such benefits is conditioned upon his execution of a general release. Upon termination of employment for any other reason, Mr. Mueller will be entitled under his employment agreement only to payment of his accrued but unpaid salary and any unused accrued vacation.

Mr. Mueller will be subject to the Company’s standard non-solicitation, confidentiality and non-disparagement covenants for one year following his termination of employment, regardless of the reason for termination.

For purposes of the employment agreement with Mr. Mueller, the following terms are defined generally as set forth below:

“Good Reason” is defined as (i) a material diminution in the executive’s base salary, unless such reduction is part of a general reduction applicable to substantially all senior executives of the Company; (ii) a material and adverse change to, or a material reduction of, executive’s duties and responsibilities to the Company; or (iii) the Company’s material breach of the employment agreement.

“Cause” is defined as (i) embezzlement by the executive; (ii) executive’s misappropriation of Company funds; (iii) executive’s conviction of, or plea of guilty or nolo contendere to, any felony, or any crime involving fraud, dishonesty or moral turpitude; (iv) executive’s commission of any violation of any antifraud provision of federal or state securities laws; (v) breach of executive’s fiduciary duties owed to the Company; (vi) executive’s material breach of the employment agreement; (vii) executive’s failure to perform his duties assigned by the Company or the Board; (viii) a material

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violation of any Company policy or procedure; or (ix) engaging in activities or conduct reasonably likely to impair the reputation, operations, etc. of the business of the Company, including publicly making disparaging or derogatory statements about the Company or engaging in conduct involving any immoral acts.

Nancy T. Avedissian

We entered into an employment agreement with Ms. Avedissian on September 21, 2016, effective October 24, 2016. On November 4, 2019, in connection with a promotion to Chief Legal Officer, the employment agreement was amended to provide for an annual base salary of $400,000 and a target annual bonus equal to 60% of her annual base salary.

If Ms. Avedissian’s employment is terminated by the Company without Cause or by Ms. Avedissian’s for Good Reason (each as defined below), Ms. Avedissian would be entitled to receive payment of (i) one year of her then-current base salary, payable in 12 monthly installments; (ii) a pro-rated portion of her annual incentive award payable in respect of the year of termination, based on actual performance; (iii) payment of any earned but unpaid annual bonus for the year prior to the year of termination; and (iv) certain costs associated with the payment of medical benefits for 12 months following the termination date.

Ms. Avedissian’s receipt of the severance benefits described above is subject to her execution of a valid release of claims and is conditioned on her compliance with the and non-solicitation covenants contained in her employment agreement for one year following her termination of employment.

For purposes of the employment agreement with Ms. Avedissian, the following terms are defined generally as set forth below:

“Good Reason” is defined as (i) an aggregate reduction of 10% or more in executive’s base salary, unless such reduction is part of a general reduction applicable to substantially all senior executives of the Company; (ii) a relocation of executive’s principal work location of 50 miles or more; (iii) a material and adverse change to, or a material reduction of, executive’s duties and responsibilities to the Company; or (iv) the Company’s material breach of the employment agreement.

“Cause” is defined as (i) embezzlement by the executive; (ii) executive’s conviction of, or plea of guilty or nolo contendere to, any felony; (iii) executive’s commission of any act of dishonesty, deceit or fraud which causes economic harm to the Company; (iv) willful breach of executive’s fiduciary duties owed to the Company; (v) executive’s material breach of the employment agreement; executive’s willful failure to perform her duties; (vii) the executive’s material violation of Company policy, procedure, etc.; or (viii) engaging in activities or conduct reasonably likely to impair the reputation, operations, etc. of the business of the Company.

Lori Schultz

We entered into an amended and restated employment agreement with Ms. Schultz on June 25, 2019, in connection with her appointment as Chief Global Solutions Officer. Pursuant to the Employment Agreement, Ms. Schultz’s base salary increased to $400,000 per year and she is eligible to earn an annual target incentive bonus equal to 60% of her base salary.

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EXECUTIVE COMPENSATION

If Ms. Schultz’s employment is terminated by the Company without Cause or by Ms. Schultz for Good Reason (each as defined below) Ms. Schultz will be entitled to receive the following benefits from the Company: (i) her then-current base salary for a period of 12 months following the termination date, (ii) payment of a pro-rated annual bonus for the year of termination, subject to the achievement of the applicable performance goals, and (iii) an amount equal to the value of 12 months of COBRA payments. Receipt of such benefits by Ms. Schultz is conditioned upon her execution of a general release in favor of the Company. For a period of 12 months following the termination of her employment, Ms. Schultz will be subject to certain non-solicitation restrictions.

For purposes of the employment agreement with Ms. Schultz, the following terms are defined generally as set forth below:

“Good Reason” is defined as (i) an aggregate reduction of 10% or more in executive’s base salary, unless such reduction is part of a general reduction applicable to substantially all senior executives of the Company; (ii) a relocation of executive’s principal work location of 50 miles or more; (iii) a material and adverse change to, or a material reduction of, executive’s duties and responsibilities to the Company; or (iv) the Company’s material breach of the employment agreement.

“Cause” is defined as (i) embezzlement by the executive; (ii) executive’s conviction of, or plea of guilty or nolo contendere to, any felony; (iii) executive’s commission of any act of dishonesty, deceit or fraud which causes economic harm to the Company; (iv) willful breach of executive’s fiduciary duties owed to the Company; (v) executive’s material breach of the employment agreement; (vi) executive’s willful failure to perform her duties; the executive’s material violation of Company policy, procedure, etc.; or (viii) engaging in activities or conduct reasonably likely to impair the reputation, operations, etc. of the business of the Company.

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EXECUTIVE COMPENSATION

Potential Payments Upon Termination or Change in Control as of November 1, 2020

The chart below quantifies the payments and benefits to which our 2020 Named Executive Officers would have been entitled to upon certain terminations of employment or in connection with an involuntary termination in connection with a change in control, had either event occurred on November 1, 2020.

Name	Termination without Cause or for Good Reason ($)	Death or Disability ($)	Termination without Cause or for Good Reason in Connection with a Change in Control ($)(1)

Linda Perneau

Cash Severance(2)	1,400,000	—	1,400,000

Health Benefits	19,268	—	19,268

Restricted Stock Units(3)	—	—	1,686,216

Total	1,419,268	—	3,105,484

Herbert M. Mueller		—

Cash Severance(2)	900,000	—	900,000

Health Benefits	13,052	—	13,052

Restricted Stock Units(3)	—	—	489,259

Total	913,052	—	1,402,311

Nancy T. Avedissian		—

Cash Severance(2)	400,000	—	400,000

Health Benefits	24,503	—	24,503

Restricted Stock Units(3)	—	—	405,875

Total	424,503	—	830,378

Lori Schultz		—

Cash Severance(2)	400,000	—	400,000

Health Benefits	16,598	—	16,598

Restricted Stock Units(3)	—	—	241,691

Total	416,598	—	658,289

(1)

Assumes a change in control occurred on November 1, 2020 and that the applicable termination event occurs as of the same date. Also assumes that no “replacement awards” are provided to the award holders in connection with the change in control and assumes the accelerated vesting of all unvested equity awards that are eligible to vest upon such event.

(2)

For a description of how each executive’s cash severance amount would be calculated, please see the “Employment Agreements with 2020 Named Executive Officers” section in the “Discussion of Fiscal Year 2020 Executive Compensation Program” section.

(3)

The acceleration value of restricted stock units and performance stock units is calculated as the closing price of our common stock on November 1, 2020, which was $1.27, multiplied by the number of units being accelerated. The number of units being accelerated assumes that the applicable performance goals were achieved at “target” level and assumes that the Compensation Committee waived the application of the “cap price” applicable to awards granted in June 2018.

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EXECUTIVE COMPENSATION

2020 Director Compensation

Normally, each director of the Company who was not an officer or employee of the Company receives a director’s fee at an annual rate of $60,000, and is reimbursed for reasonable out-of-pocket expenses related to his or her services. The Chairman of the Board receives an additional $60,000 fee per annum. The Chairs of each of the Audit Committee, the Compensation Committee and the Nominating/Governance Committee each received an additional $20,000, $15,000 and $10,000 per annum, respectively. In addition, any non-employee director who also serves as a member of any committee (in a role other than Chair) will receive an additional payment of $5,000, provided that each non-employee director is only eligible to receive one such $5,000 payment per year.

However, for fiscal year 2020, given the impact of the COVID-19 pandemic, director fees in the third fiscal quarter were reduced and the total aggregate fees are reflected in the table below.

In addition to a cash retainer, our directors also generally receive an annual grant of equity with a grant date value of approximately $75,000 in time-based restricted stock units which vest on the one year anniversary of the grant date. However, for fiscal year 2020, due to limited share availability and the desire to preserve shares for management under the Company’s 2019 Equity Plan, our Board of Directors were not granted any equity awards and received cash in lieu thereof. Following this payment, all directors chose to purchase shares of the Company’s common stock on the open market.

Beginning in fiscal year 2017, each member of our Board had the option of deferring certain portions of his or her compensation pursuant to our DCP described in the “Discussion of Fiscal Year 2020 Executive Compensation Program” section.

Name	Fees Earned or Paid in Cash(2)	Total

Celia Brown	$147,500	$147,500

Nick S. Cyprus	152,500	152,500

Bruce G. Goodman	142,500	142,500

William J. Grubbs	192,500	192,500

Arnold Ursaner(1)	132,500	132,500

(1)	Elected to defer receipt of fees earned in respect of fiscal year 2020.

(2)	Includes $75,000 in cash fees paid in lieu of the annual equity grant for 2020.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Review of Transactions with Related Persons

The Board has adopted a written policy regarding the review and approval of transactions involving certain persons that SEC regulations require to be disclosed in proxy statements, which are commonly referred to as “related person transactions.” A “related person” is defined under the applicable SEC regulation and includes our directors, the executive officers, nominees for director and beneficial owners of 5% or more of our common stock. Under the written policy, the Audit Committee is responsible for reviewing and approving any related person transactions, and will consider factors it deems appropriate including whether the transaction is on terms no more favorable than terms generally available to an unrelated third party under the same or similar circumstances, the benefits to the Company, and the extent of the related person’s interest in the transaction.

There are no material interests, direct or indirect, of any other director nominee or any of the current directors, executive officers, or any shareholder who beneficially owns, directly or indirectly, more than 5% of the outstanding common shares, or immediate family members of such persons, in any transaction during fiscal year 2020, or in any proposed transaction, in which the amount involved exceeded $120,000. In fiscal 2020, the Company provided ordinary course staffing services in the aggregate amount of $175,000 (comprising only .02% of the Company’s gross revenue for the fiscal year) to a company where Mr. Grubbs serves as President.

Director Independence; Executive Sessions of the Board

The Board has determined that directors Bruce G. Goodman, William J. Grubbs, Nick S. Cyprus, Arnold Ursaner, and Celia Brown meet the current independence requirements under the applicable rules of the SEC and listing standards of the NYSE American. The Board made these determinations based primarily upon a review of the responses of directors and director nominees to questions in a director and officer questionnaire regarding employment and compensation history, affiliations and family, business and other relationships and on discussions with them. The Board determined that there were no material relationships between any of such persons and the Company that could interfere with the exercise of any such person’s independent judgment and that each meets the current independence requirements applicable to independent directors under the applicable listing standards of the NYSE American.

As of the Company’s 2020 Annual Meeting, director Bruce G. Goodman met all applicable independence requirements of the SEC and listing standards of the NYSE American. Mr. Goodman is a 3.67% shareholder of the Company and his directorship brings a welcome perspective to the Board as a significant shareholder representative.

The non-management directors routinely hold executive sessions during regularly scheduled board meetings. In accordance with the listing standards of the NYSE American, these sessions are intended to promote open discussion among non-management directors.

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PRINCIPAL ACCOUNTING FEES AND SERVICES

PRINCIPAL ACCOUNTING FEES AND SERVICES

Our Audit Committee appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal years ended November 1, 2020, November 3, 2019, and October 28, 2018. Representatives of Ernst & Young LLP are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. We incurred the following fees to Ernst & Young LLP for fiscal years 2020, 2019, and 2018 (in thousands):

	Fiscal Year 2020	Fiscal Year 2019	Fiscal Year 2018

Audit Fees	$1,207	$1,290	$1,592

Audit-Related Fees	—	—	—

Tax Fees	—	—	—

All Other Fees	—	—	—

Total	$1,207	$1,290	$1,592

Audit fees are for professional services rendered for the audit of the annual financial statements and the review of interim financial statements included in Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Pre-Approval Policy

Pursuant to the Audit Committee’s pre-approval policy, the Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be performed for us by our independent auditors. The Audit Committee may delegate pre-approval authority to one or more of its members, and such member or members must report all pre-approval decisions to the Audit Committee at its next scheduled meeting. All audit and non-audit services for fiscal years 2020, 2019 and 2018 were pre-approved by the Audit Committee.

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ITEM 4. PROPOSAL TO APPROVE THE COMPANY’S 2021 EQUITY INCENTIVE PLAN

ITEM 4. PROPOSAL TO APPROVE THE COMPANY’S 2021 EQUITY INCENTIVE PLAN

On February 23, 2021, the Compensation Committee recommended to the Board that it adopt the Volt Information Sciences, Inc. 2021 Equity Incentive Plan (as amended, the “2021 Plan”). On February 23, 2021, the Board approved and adopted the 2021 Plan, subject to the approval of our shareholders.

We currently have one active equity compensation plan, the 2019 Plan. If the 2021 Plan is approved, 3,700,000 shares, plus any shares remaining available for issuance under the 2019 Plan, plus any shares granted under the 2019 Plan and 2015 Plan that again become available for awards in accordance with the 2019 Plan and the 2015 Plan, as applicable, will be available for grant under the 2021 Plan. In setting the number of proposed shares issuable under the 2021 Plan, the Compensation Committee and the Board considered a number of factors, including the Company’s historical grant practices, expected “shareholder value transfer”, and potential dilution. If the 2021 Plan is approved by our shareholders, no future equity awards will be made pursuant to the 2019 Plan and any shares that remain available for issuance under the 2019 Plan will be cancelled. Although no new awards may be granted under the 2019 Plan if the 2021 Plan is approved, all previously granted awards under the 2019 Plan would continue to be governed by the terms of that plan. In the event our shareholders do not approve the 2021 Plan, the 2021 Plan will not become effective. The 2021 Plan, if approved, will expire in 2031.

Based on internal projections, if the 2021 Plan is not approved by our shareholders, we will not have a sufficient number of shares available for issuance under the 2019 Plan to satisfy our ongoing compensatory needs, even for one additional year. Although we are sensitive to the potential dilution concerns of our shareholders, we firmly believe that our ability to grow our business profitably is inextricably linked to our ability to attract and retain high-performing talent, especially given target total direct compensation for our executives currently falls, on average, between the 25th and 50th percentiles of the Company’s peer group.

We believe that we would be at a significant competitive disadvantage if we could not use equity-based awards to recruit and compensate high-performing individuals, based on the fact that equity-based awards are a key design feature of the compensation programs of many of our competitors. We are also seeking shareholder approval of the 2021 Plan in order to reflect recent “best practice” trends in equity plan governance, such as removing the Compensation Committee’s ability to issue awards pursuant to an award agreement that does not contain the minimum vesting provision provided in the 2021 Plan.

Equity Plan Information as of February 12, 2021

As of February 12, 2021:

◾	There were 21,736,575 common shares issued and outstanding.

◾	There were a total of 331,944 stock options outstanding, with an average exercise price of $5.73 and an average remaining term of 5.97 years.

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ITEM 4. PROPOSAL TO APPROVE THE COMPANY’S 2021 EQUITY INCENTIVE PLAN

◾

There were a total of 958,961 restricted stock units outstanding and 194,417 performance stock units outstanding. This includes 121,266 restricted and performance stock units that will be cash-settled unless the Compensation Committee determines otherwise and there is sufficient share capacity available at the time of settlement.

◾	There were a total of 354,982 shares available for future award under our 2019 Plan.

◾

Our “burn rate” measures the number of shares under outstanding equity awards granted during a given year (disregarding cancellations), as a percentage of the weighted average number of shares of common stock outstanding for that fiscal year. It measures the potential dilutive effect of annual equity grants.

◾	Over the past three years, our burn rate was 2.9%, 4.2% and 4.3% (for the years ended November 1, 2020, November 3, 2019 and October 28, 2018, respectively).

◾

Over the past three years, our dilution was 7.0%, 7.7% and 11.6% at fiscal year-end (for the years ended November 1, 2020, November 3, 2019 and October 28, 2018, respectively). Our dilution was 6.8% as of February 12, 2021. “Dilution” is measured as the total number of shares under all outstanding equity awards (i.e., share awards granted, less share award cancellations), as a percentage of the common stock outstanding on the date of calculation.

◾

Over the past three years, our “overhang rate” was 8.5%, 12.5% and 15.9% at fiscal year-end (for the years ended November 1, 2020, November 3, 2019 and October 28, 2018, respectively). Our overhang rate was 8.5% as of February 12, 2021. Our overhang rate measures the total number of shares under all outstanding plan awards, plus the number of shares authorized for future plan awards, as a percentage of the common stock outstanding on the date of calculation. It measures the potential dilutive effect of outstanding equity awards and future awards available for grant. If the 2021 Plan is approved by our shareholders, our overhang rate would be 25.5%, based on the common stock outstanding as of February 12, 2021.

Your Board recommends that you vote FOR this item.

Reasons Why You Should Vote for Item 4

We believe our future success depends in part on our ability to attract, motivate and retain high-quality employees, directors and consultants and that the ability to provide equity-based and/or incentive-based awards under the 2021 Plan is critical to achieving this success. We believe that we would be at a significant competitive disadvantage if we could not use equity-based awards to recruit and compensate these individuals, based on the fact that equity-based awards are a key design feature of the compensation programs of many of our competitors.

The use of our stock as part of our compensation program is also important to our continued success because we believe it fosters a pay-for-performance culture that is, and will continue to be, an important element of our overall compensation philosophy going forward. Equity compensation aligns the compensation interests of our directors, employees and consultants with the investment interests of our shareholders and promotes a focus on long-term value creation because our equity compensation awards can be subject to vesting and/or performance criteria.

The 2021 Plan permits the granting of (i) stock options, including incentive stock options (“ISOs”) entitling the optionee to favorable tax treatment under Section 422 of the Code, (ii) stock

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ITEM 4. PROPOSAL TO APPROVE THE COMPANY’S 2021 EQUITY INCENTIVE PLAN

appreciation rights (“SARs”), (iii) restricted stock, (iv) RSUs, (v) performance awards, and (vi) other awards valued in whole or in part by reference to or otherwise based on our common stock (as defined in the 2021 Plan, “other stock-based awards”). Each type of award is described below under “Types of Awards Under the 2021 Plan.” Each of the awards will be evidenced by an award agreement setting forth the applicable terms and conditions. The 2021 Plan also permits the granting of cash-based awards.

If the 2021 Plan is approved, 3,700,000 shares, plus any shares remaining available for issuance under the 2019 Plan, plus any shares granted under the 2019 Plan and 2015 Plan that again become available for awards in accordance with the 2019 Plan and 2015 Plan, as applicable, will be available for grant under the 2021 Plan. In setting the number of proposed shares issuable under the 2021 Plan, the Compensation Committee and the Board considered a number of factors, including the Company’s historical grant practices, expected “shareholder value transfer”, and potential dilution. If the 2021 Plan is approved, no future awards will be granted under the 2019 Plan, but outstanding awards granted under the 2019 Plan will continue unaffected after the date on which our shareholders approve the 2021 Plan. Based on the closing price of our common stock on February 12, 2021 of $2.95 per share, the aggregate market value as of February 12, 2021 of the 3,700,000 shares proposed to be issued under the 2021 Plan was $10,915,000.

Plan Highlights

Double-Trigger Vesting. The 2021 Plan contains a “double-trigger” vesting provision, which generally provides that awards will not be accelerated upon a change in control of the Company unless either (i) an acquiror does not replace or substitute outstanding awards in accordance with the requirements of the 2021 Plan (in which case the outstanding awards would vest), or (ii) a participant who receives a replacement or substitute award in connection with such change in control is involuntarily terminated within two years following the change in control.

Independent Plan Administrator. The Compensation Committee, which is composed of independent directors, administers the 2021 Plan, and retains full discretion to determine the number and amount of awards to be granted under the 2021 Plan, subject to the terms of the 2021 Plan.

Reasonable Plan Limits. Subject to adjustment as described in the 2021 Plan, total awards under the 2021 Plan are limited to 3,700,000 shares of our common stock, plus any shares remaining available for issuance under the 2019 Plan, plus any shares granted under the 2019 Plan and 2015 Plan that again become available for awards under the 2019 Plan or 2015 Plan, as applicable. These shares may be shares of original issuance or treasury shares or a combination of the foregoing. The 2021 Plan also provides that, subject to adjustment as described in the 2021 Plan, no participant will be granted awards (including stock options and SARs) under the 2021 Plan for more than 1,000,000 shares of common stock in respect of any fiscal year and no more than 3,700,000 shares available for issuance under the 2021 Plan may be issued upon the exercise of ISOs, and no non-employee director will be granted more than 100,000 shares of common stock in respect of any fiscal year.

Shareholder Approval of Material Amendments. The 2021 Plan requires us to seek shareholder approval for any material amendments to the 2021 Plan, such as materially increasing the number of shares available.

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ITEM 4. PROPOSAL TO APPROVE THE COMPANY’S 2021 EQUITY INCENTIVE PLAN

Prohibition on the Repricing of Options and SARs. The 2021 Plan prohibits the repricing of outstanding stock options or SARs without shareholder approval (outside of certain corporate transactions or adjustment events described in the 2021 Plan).

No Transfers of Awards for Value. The 2021 Plan requires that no awards granted under the 2021 Plan may be transferred for value, subject to exceptions for certain familial transfers.

Full Value Awards Weighted More Heavily. The settlement of one share pursuant to a full value award is deemed to reduce the authorized share pool under the 2021 Plan by 1.27 shares.

No Liberal Recycling Provisions. The 2021 Plan provides that only shares with respect to awards granted under the 2021 Plan that expire or are forfeited or cancelled, or shares that were covered by an award the benefit of which is paid in cash instead of shares, will again become available for award under the 2021 Plan. The following shares will not be added back to the aggregate plan limit: (1) shares tendered in payment of the exercise price; (2) shares withheld by the Company to satisfy the tax withholding obligation; and (3) shares that are repurchased by the Company with proceeds realized by the Company in connection with the exercise of a stock option or SAR.

Minimum Vesting Requirements. Other than with respect to up to 5% of the number of shares reserved for issuance under the 2021 Plan, all awards granted under the 2021 Plan will be subject to a minimum vesting period of one year from the date of grant.

No Discounted Stock Options or SARs. The 2021 Plan requires that the exercise price for newly-issued stock options or SARs be at least 100% of the per share “fair market value” (as defined in the 2021 Plan) on the date of grant.

Prohibition of Dividends or Dividend Equivalents on Unvested Awards. The 2021 Plan prohibits the current payment of dividends or dividend equivalents with respect to shares underlying unvested awards prior to the achievement of the applicable vesting conditions. Any such dividends or dividend equivalents will be deferred until and contingent upon the achievement of the underlying vesting conditions.

Summary of the 2021 Plan

Set forth below is a summary of the principal features of the 2021 Plan. This summary is qualified in its entirety by reference to the terms of the 2021 Plan, a copy of which is included in this Proxy Statement as Appendix A.

Purpose

The 2021 Plan authorizes the Compensation Committee, or another committee designated by the Board and made up of two or more non-employee directors and outside directors, to provide equity-based or other incentive-based compensation for the purpose of attracting and retaining directors, employees and certain consultants and providing our directors, employees and such consultants incentives and rewards for superior performance.

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ITEM 4. PROPOSAL TO APPROVE THE COMPANY’S 2021 EQUITY INCENTIVE PLAN

The 2021 Plan is designed to comply with the requirements of applicable federal and state securities laws, and, where applicable, the Code.

Shares Subject to the 2021 Plan

Subject to potential adjustment as described in the 2021 Plan, the Board has authorized the issuance of 3,700,000 shares of our common stock in connection with awards pursuant to the 2021 Plan, plus any shares remaining available for issuance under the 2019 Plan, plus any shares granted under the 2019 Plan and the 2015 Plan that again become available for awards under the 2019 Plan and the 2015 Plan, as applicable. No more than 3,700,000 shares available for issuance under the 2021 Plan may be issued upon the exercise of ISOs. The number of shares with respect to awards (including options and SARs) that may be granted under the 2021 Plan to any participant in respect of any fiscal year may not exceed 1,000,000 shares, and the number of shares with respect to awards (including options and SARs) that may be granted under the 2021 Plan to any non-employee director in respect of any fiscal year may not exceed 100,000 shares.

Any shares of our common stock covered by an award granted under the 2021 Plan, which for any reason is cancelled, forfeited or expires or, in the case of an award other than a stock option or SAR, is settled in cash, will again be available for awards under the 2021 Plan. However, (i) shares not issued or delivered as a result of the net settlement of an outstanding stock option or SAR, (ii) shares used to pay the exercise price or withholding taxes related to an outstanding award, and (iii) shares repurchased by the Company using proceeds realized by the Company in connection with a participant’s exercise of an option or SAR, will not again become available for grant.

Subject to the 2021 Plan’s share counting rules, common stock covered by awards granted under the 2021 Plan will not be counted as used unless and until the shares are actually issued or transferred.

However, common stock issued or transferred under awards granted under the 2021 Plan in substitution for or conversion of, or in connection with an assumption of, stock options, SARs, restricted stock, RSUs or other stock or stock-based awards held by awardees of an entity engaging in a corporate acquisition or merger transaction with us or any of our subsidiaries will not count against the aggregate share limit or other 2021 Plan limits described above. Additionally, shares available under certain plans that we or our subsidiaries may assume in connection with corporate transactions from another entity may be available for certain awards under the 2021 Plan, under circumstances further described in the 2021 Plan, but will not count against the aggregate share limit or other 2021 Plan limits described above. The various limits described above are subject to potential adjustment as described in the 2021 Plan.

Plan Administration

The 2021 Plan is administered by the Compensation Committee. The Compensation Committee generally may select eligible participants to whom awards are granted, determine the types of awards to be granted and the number of shares covered by awards and set the terms and conditions of awards. The Compensation Committee’s determinations and interpretations under the 2021 Plan will be binding on all interested parties. The Compensation Committee may delegate to a

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ITEM 4. PROPOSAL TO APPROVE THE COMPANY’S 2021 EQUITY INCENTIVE PLAN

subcommittee or to officers certain authority with respect to the granting of awards other than awards to certain officers and directors as specified in the 2021 Plan.

Eligibility

Awards may be made by the Compensation Committee to any of our employees or certain qualifying consultants, or to employees or certain qualifying consultants of our affiliates, or non-employee directors who are members of the Board or the boards of directors of our affiliates; provided that ISOs may only be granted to our employees or employees of our affiliates. Currently, there are approximately 20 individuals whom we believe would be eligible to participate in the 2021 Plan subject to any necessary approvals by the Compensation Committee, consisting of 15 employees (including the Company’s executive officers), no consultants, and 5 non-employee directors who are members of the Board. Such awards may be issued in order to attract, motivate and retain high-quality employees, directors and consultants.

No Repricing Without Shareholder Approval

Except in connection with a corporate transaction or other adjustment event described in the 2021 Plan, repricing of underwater options and SARs is prohibited without shareholder approval under the 2021 Plan.

Types of Awards Under the 2021 Plan

Stock Options. Option rights may be granted that entitle the optionee to purchase shares of our common stock at a price not less than (except with respect to “substitute awards” described below) fair market value at the date of grant, and may be ISOs, nonqualified stock options, or combinations of the two. Stock options granted under the 2021 Plan will be subject to such terms and conditions, including exercise price and conditions and timing of exercise, as may be determined by the Compensation Committee and specified in the applicable award agreement. Payment in respect of the exercise of an option granted under the 2021 Plan may be made (i) in cash or its equivalent, or (ii) in the discretion of the Compensation Committee, by exchanging shares owned by the optionee (which are not the subject of any pledge or other security interest and which have been owned by such optionee for at least six months), or (iii) in the discretion of the Compensation Committee and subject to such rules as may be established by the Compensation Committee and applicable law, either through delivery of irrevocable instructions to a broker to sell the shares being acquired upon exercise of the option and to deliver promptly to us an amount equal to the aggregate exercise price, or (iv) in the discretion of the Compensation Committee and subject to any conditions or limitations established by the Committee, by having us withhold from shares otherwise deliverable an amount equal to the aggregate option exercise price, or (v) by a combination of the foregoing, or (vi) by such other methods as may be approved by the Compensation Committee, provided that the combined value of all cash and cash equivalents and the fair market value of such shares so tendered to us or withheld as of the date of such tender or withholding is at least equal to the aggregate exercise price of the option. No stock option may be exercisable more than 10 years from the date of grant.

Stock Appreciation Rights. SARs granted under the 2021 Plan will be subject to such terms and conditions, including grant price and the conditions and limitations applicable to exercise thereof,

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ITEM 4. PROPOSAL TO APPROVE THE COMPANY’S 2021 EQUITY INCENTIVE PLAN

as may be determined by the Compensation Committee and specified in the applicable award agreement. SARs may be granted in tandem with another award, in addition to another award, or freestanding and unrelated to another award. A SAR will entitle the participant to receive an amount equal to the excess of the fair market value of a share on the date of exercise of the SAR over the grant price thereof (which may not be (except with respect to substitute awards described below) less than fair market value on the date of grant). The Compensation Committee, in its sole discretion, will determine whether a SAR will be settled in cash, shares or a combination of cash and shares. No SAR may be exercisable more than 10 years from the date of grant.

Restricted Stock and Restricted Stock Units. Restricted stock and RSUs granted under the 2021 Plan will be subject to such terms and conditions, including the duration of the period during which, and the conditions, if any, under which, the restricted stock and RSUs may be forfeited to us, as may be determined by the Compensation Committee in its sole discretion. Each RSU will have a value equal to the fair market value of a share of our common stock. RSUs will be paid in cash, shares, other securities or other property, as determined by the Compensation Committee in its sole discretion, upon or after the lapse of the restrictions applicable thereto or otherwise in accordance with the applicable award agreement. Dividends paid on any restricted stock or dividend equivalents paid on any RSUs will be paid directly to the participant, withheld by us subject to vesting of the restricted stock or RSUs under the terms of the applicable award agreement, or may be reinvested in additional restricted stock or in additional RSUs, as determined by the Compensation Committee in its sole discretion.

Performance Awards. Performance awards granted under the 2021 Plan will consist of a right which is (i) denominated in cash or shares, (ii) valued, as determined by the Compensation Committee, in accordance with the achievement of such performance goals during such performance periods as the Compensation Committee will establish, and (iii) payable at such time and in such form as the Compensation Committee will determine. Subject to the terms of the 2021 Plan and any applicable award agreement, the Compensation Committee will determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award and the amount and kind of any payment or transfer to be made pursuant to any performance award. Performance Awards may be paid in a lump sum or in installments following the close of the performance period (as set forth in the applicable award agreement) or, in accordance with procedures established by the Compensation Committee, on a deferred basis. The Compensation Committee may require or permit the deferral of the receipt of performance awards upon such terms as the Compensation Committee deems appropriate and in accordance with Section 409A of the Code.

Other Stock-Based Awards. In addition to the foregoing types of awards, the Compensation Committee will have authority to grant to participants an “other stock-based award” (as defined in the 2021 Plan), which will consist of any right which is (i) not a stock option, SAR, restricted stock or RSU or performance award and (ii) an award of shares or an award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of our common stock (including, without limitation, securities convertible into shares of our common stock), as deemed by the Compensation Committee to be consistent with the purposes of the 2021 Plan; provided that any such rights must comply, to the extent deemed desirable by the Compensation Committee, with Rule 16b-3 and applicable law. Subject to the terms of the 2021 Plan and any applicable award agreement, the Compensation Committee will determine the terms

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ITEM 4. PROPOSAL TO APPROVE THE COMPANY’S 2021 EQUITY INCENTIVE PLAN

and conditions of any such other stock-based award, including the price, if any, at which securities may be purchased pursuant to any other stock-based award granted under the 2021 Plan.

Dividend Equivalents. In the sole discretion of the Compensation Committee, an award (other than options or SARs), whether made as another stock-based award or as any other type of award issuable under the 2021 Plan, may provide the participant with the right to receive dividends or dividend equivalents, payable in cash, shares, other securities or other property and on a current or deferred basis. However, for awards with respect to which any applicable vesting condition has not been achieved, dividends and dividend equivalents may be paid only on a deferred basis, to the extent the underlying award vests.

Performance Criteria

The performance criteria that may be used to establish performance goal(s) with respect to performance-based awards may include, but are not limited to, one or more of the following: (i) return on net assets; (ii) pretax income before allocation of corporate overhead and bonus; (iii) budget; (iv) net income (before or after taxes); (v) division, group or corporate financial goals; (vi) return on shareholders’ equity; (vii) return on assets; (viii) return on capital; (ix) revenue; (x) profit margin; (xi) earnings per share; (xii) earnings or net earnings; (xiii) operating earnings; (xiv) cash flow or free cash flow; (xv) attainment of strategic and operational initiatives; (xvi) appreciation in and/or maintenance of the price of the shares or any other publicly-traded securities of the Company; (xvii) market share; (xviii) gross profits; (xix) earnings before interest and taxes; (xx) earnings before interest, taxes, depreciation and amortization; (xxi) operating expenses; (xxii) capital expenses; (xxiii) enterprise value; (xxiv) equity market capitalization; (xxv) economic value-added models and comparisons with various stock market indices; (xxvi) reductions in costs; (xxvii) operating income; (xxviii) operating margin; (xxix) price per share; (xxx) return on investment; or (xxxi) total shareholder return, among other factors as may be determined by the Compensation Committee in its discretion.

Minimum Vesting Requirements

Other than with respect to up to 5% of the number of shares reserved for issuance under the 2021 Plan, all awards granted under the 2021 Plan will be subject to a minimum vesting period of one year from the date of grant.

Amendments

The Board may amend the 2021 Plan from time to time without further approval by our shareholders, except where (i) the amendment would materially increase the benefits accruing to participants under the 2021 Plan, (ii) the amendment would materially increase the number of securities which may be issued under the 2021 Plan, or (iii) shareholder approval is required by applicable law or securities exchange rules and regulations, and provided that no such action that would materially impair the rights of any participant with respect to awards previously granted under the 2021 Plan will be effective without the participant’s consent.

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ITEM 4. PROPOSAL TO APPROVE THE COMPANY’S 2021 EQUITY INCENTIVE PLAN

Transferability

Each award, and each right under any award, will be exercisable only by the participant during the participant’s lifetime, or, if permissible under applicable law, by the participant’s guardian or legal representative, and no award may be sold, assigned, pledged, attached, alienated or otherwise transferred or encumbered by a participant, other than by will or by the laws of descent and distribution, and any such purported sale, assignment, pledge, attachment, alienation, transfer or encumbrance will be void and unenforceable against us or any affiliate; provided that the designation of a beneficiary will not constitute a sale, assignment, pledge, attachment, alienation, transfer or encumbrance. In no event will any award granted under the 2021 Plan be transferred for value. However, the Compensation Committee may permit the transferability of an award under the 2021 Plan by a participant to certain members of the participant’s immediate family or trusts for the benefit of such persons or other entities owned by such persons.

Adjustments

The number and kind of shares covered by outstanding awards and available for issuance or transfer (and 2021 Plan limits) under the 2021 Plan and, if applicable, the prices per share applicable thereto, are subject to adjustment in the event of dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of ours, issuance of warrants or other rights to purchase our shares or other securities, or other corporate transaction or event. In the event of any such transaction, the Compensation Committee may, in its discretion, adjust to prevent dilution or enlargement of benefits (i) the number of our shares or other securities (or number and kind of other securities or property) with respect to which awards may be granted, (ii) the number of our shares or other securities of (or number and kind of other securities or property) subject to outstanding awards, and (iii) the grant or exercise price with respect to any award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding award in consideration for the cancellation of such award, which, in the case of options and SARs will equal the excess, if any, of the fair market value of the shares subject to such options or SARs over the aggregate exercise price or grant price of such options or SARs. However, such adjustment to the 2021 Plan limits will be made only if and to the extent that such adjustment would not cause any ISO to fail to so qualify.

Change in Control

Unless otherwise determined by the Compensation Committee on the date of grant or set forth in the applicable award agreement, no award will accelerate solely as a result of a change in control if a “replacement award” (as defined in the 2021 Plan) is promised to a participant in connection with such change in control. The vesting of a replacement award will only accelerate in connection with a change in control if the participant’s employment is involuntarily terminated by the Company within two years following such change in control.

Unless otherwise provided in the 2021 Plan or an award agreement, to the extent any 2021 Plan or award agreement provision would cause a payment of deferred compensation upon a change in control or termination of service that is subject to Section 409A of the Code, then payment will not

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ITEM 4. PROPOSAL TO APPROVE THE COMPANY’S 2021 EQUITY INCENTIVE PLAN

be made unless the provisions comply with Section 409A of the Code. Any payment that would have been made but for the application of the preceding sentence will be made in accordance with the payment schedule that would have applied in the absence of a change in control or termination of employment or service, but disregarding any future service or performance requirements.

Withholding Taxes

A participant may be required to pay to us, and, subject to Section 409A of the Code, we will have the right and are authorized to withhold from any award, from any payment due or transfer made under any award or under the 2021 Plan or from any compensation or other amount owing to a participant the amount (in cash, shares, other securities, other awards or other property) of any applicable withholding taxes in respect of an award, its exercise, or any payment or transfer under an award or under the 2021 Plan and to take such other action as may be necessary in our opinion to satisfy all obligations for the payment of such taxes. Subject to such rules as the Compensation Committee may adopt, a participant may satisfy, in whole or in part, the withholding liability by delivery of shares owned by the participant (which are not subject to any pledge or other security interest and which have been owned by the participant for at least six months) with a fair market value equal to such withholding liability or by having us withhold from the number of shares otherwise issuable upon the occurrence of a vesting event a number of shares with a fair market value equal to such withholding liability.

Detrimental Activity and Recapture Provisions

Any award agreement may provide for the cancellation or forfeiture of an award or the forfeiture and repayment of any gain related to an award, or other provisions intended to have a similar effect, upon terms and conditions determined by the Compensation Committee, if a participant, either during (i) his or her employment or other service with us or an affiliate or (ii) within a specific period after termination of employment or service, engages in any “detrimental activity” (as defined in such award agreement). In addition, any award agreement may provide for the cancellation or forfeiture of an award or the forfeiture and repayment to us of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Compensation Committee from time to time or under Section 10D of the Securities Exchange Act of 1934, as amended, or the rules of any national securities exchange or national securities association on which our common stock is traded.

Termination

No grant will be made under the 2021 Plan more than 10 years after the date on which the 2021 Plan was approved by the shareholders, but all grants made on or prior to such date will continue in effect thereafter subject to the terms thereof and of the 2021 Plan.

Federal Income Tax Consequences Relating to Awards

The following is a brief summary of some of the federal income tax consequences of certain transactions under the Plan based on federal income tax laws in effect on the date hereof. This

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ITEM 4. PROPOSAL TO APPROVE THE COMPANY’S 2021 EQUITY INCENTIVE PLAN

summary, which is presented for the information of shareholders considering how to vote on this proposal and not for 2021 Plan participants, is not intended to be complete and does not describe federal taxes other than income taxes (such as Medicare and Social Security taxes), or state, local or foreign tax consequences. The following is not to be considered as tax advice to any persons who may be participants in the 2021 Plan, and any such persons are advised to consult with their own tax counsel.

Tax Consequences to Participants

Non-qualified Stock Options. In general, (i) no income will be recognized by an optionee at the time a non-qualified stock option is granted; (ii) at the time of exercise of a non-qualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a non-qualified stock option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss), depending on how long the shares have been held.

Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an ISO. The exercise of an ISO, however, may result in alternative minimum tax liability. If shares of our common stock are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

If shares of our common stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss), depending on the holding period.

Stock Appreciation Rights. No income will be recognized by a participant in connection with the grant of a tandem SAR or a free-standing SAR. When the SAR is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of our common stock received on the exercise.

Restricted Stock. The recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the participant for such restricted stock) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code (“Restrictions”). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any,

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ITEM 4. PROPOSAL TO APPROVE THE COMPANY’S 2021 EQUITY INCENTIVE PLAN

of such restricted stock. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that is subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

Restricted Stock Units. No income generally will be recognized upon the award of RSUs. The recipient of an RSU award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares of our common stock on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such RSUs), and the capital gain/loss holding period for such shares will also commence on such date.

Performance Awards. No income generally will be recognized upon the grant of performance awards. Upon payment in respect of the earn-out of performance awards, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted shares of our common stock received.

Tax Consequences to Us or Our Subsidiaries

To the extent that a participant recognizes ordinary income in the circumstances described above, we or the subsidiary for which the participant performs services will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1.0 million limitation on certain executive compensation under Section 162(m) of the Code.

Prior to its amendment by the TCJA, there was an exception to the $1 million deduction limitation under Section 162(m) for performance-based compensation if certain requirements set forth in Section 162(m) and the applicable regulations were met. The TCJA generally amended Section 162(m) to eliminate this exception for performance-based compensation, effective for taxable years following December 31, 2017. Therefore, compensation paid under the 2021 Plan to individuals who are “covered employees” under Section 162(m) that exceeds $1 million in a given tax year will not be deductible to us.

Compliance with Section 409A of the Code

To the extent applicable, it is intended that the 2021 Plan and any grants made thereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the participants. The 2021 Plan and any grants made under the 2019 Plan will be administered in a manner consistent with this intent. Any reference in the 2021 Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

Registration with the SEC

We intend to file a Registration Statement on Form S-8 relating to the issuance of shares of our common stock under the 2021 Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, as soon as is practicable after approval of the 2021 Plan by our shareholders.

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ITEM 4. PROPOSAL TO APPROVE THE COMPANY’S 2021 EQUITY INCENTIVE PLAN

Equity Compensation Plan Information

The following table sets forth information as of November 1, 2020 regarding shares of common stock to be issued upon exercise, and the weighted-average exercise price of, all outstanding options, warrants and rights granted under the Company’s equity compensation plans, as well as the number of shares available for issuance under such plans. No equity compensation plans have been adopted without the approval of the Company’s shareholders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights ($) (b)(3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)

Equity compensation plans approved by security holders 1995

Non-Qualified Stock Option Plan	—	—	—

2006 Incentive Stock Plan	73,350	9.28	—

2015 Equity Incentive Plan(1)	268,078	4.72	—

2019 Equity Incentive Plan(2)	1,164,707	—	338,441

Equity compensation plans not approved by security holders	—	—	—

(1)	Includes 9,485 restricted stock units.

(2)	All restricted stock units and performance stock units.

(3)	Based only on stock options, because restricted stock units do not include an exercise price.

New Plan Benefits

The benefits or amounts that may be received or allocated to directors, officers and employees under the 2021 Plan will be determined at the discretion of the Board and are not currently determinable.

Your Board recommends that you vote FOR the approval of the Company’s 2021 Equity Incentive Plan.

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ITEM 5. OTHER MATTERS

ITEM 5. OTHER MATTERS

The Board knows of no other matters that may properly be brought before the Meeting. However, if other matters should properly come before the Meeting, it is the intention of those named in the solicited proxy to vote such proxy in accordance with their best judgment.

By Order of the Board of Directors,

Linda Perneau

President, Chief Executive Officer and Director

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APPENDIX A

VOLT INFORMATION SCIENCES, INC. 2021 EQUITY INCENTIVE PLAN

Section 1.    Purpose. The purposes of this Volt Information Sciences, Inc. 2021 Equity Incentive Plan (as may be amended from time to time, the “Plan”) are to promote the interests of Volt Information Sciences, Inc. and its stockholders by (a) attracting and retaining employees and directors of, and certain consultants to, the Company and its Affiliates; (b) motivating such individuals by means of performance-related incentives to achieve longer-range performance goals; and/or (c) enabling such individuals to participate in the long-term growth and financial success of the Company.

Section 2.    Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

“Affiliate” shall mean any entity (i) that, directly or indirectly, is controlled by, controls or is under common control with, the Company or (ii) in which the Company has a significant equity interest, in either case as determined by the Committee.

“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award, or Other Stock-Based Award made or granted from time to time hereunder.

“Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant. An Award Agreement may be in an electronic medium, may be limited to notation on the books and records of the Company and, unless otherwise determined by the Committee, need not be signed by a representative of the Company.

“Board” shall mean the Board of Directors of the Company.

“Cause” as a reason for a Participant’s termination of employment or service shall have the meaning assigned such term in the employment, severance or similar agreement, if any, between the Participant and the Company or a subsidiary of the Company. If the Participant is not a party to an employment, severance or similar agreement with the Company or a subsidiary of the Company in which such term is defined, then unless otherwise defined in the applicable Award Agreement, “Cause” shall mean (i) persistent neglect or negligence in the performance of the Participant’s duties; (ii) conviction (including, but not limited to, pleas of guilty or no contest) for any act of fraud, misappropriation or embezzlement, or for any criminal offense related to the Company, any Affiliate or the Participant’s service; (iii) any deliberate and material breach of fiduciary duty to the Company or any Affiliate, or any other conduct that leads to the material damage or prejudice of the Company or any Affiliate; or (iv) a material breach of a policy of the Company or any Affiliate, such as the Company’s code of conduct.

“Change in Control” shall mean the occurrence of any of the following events:

(a)    the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3

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APPENDIX A

promulgated under the Exchange Act) of more than 50% of the combined voting power of the then-outstanding securities entitled to vote generally in the election of members of the Board (the “Voting Power”) at such time; provided that the following acquisitions shall not constitute a Change in Control: (i) any such acquisition directly from the Company; (ii) any such acquisition by the Company; (iii) any such acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries; or (iv) any such acquisition pursuant to a transaction that complies with clauses (i), (ii) and (iii) of paragraph (c) below; or

(b)    individuals who, as of immediately prior to the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason (other than death or disability) to constitute at least a majority of the Board; provided, that any individual becoming a director on or after the Effective Date, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be considered as though such individual was a member of the Incumbent Board, but excluding for this purpose, any such individual whose initial assumption of office occurs as a result of or in connection with an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c)    consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Voting Power immediately prior to such transaction beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such transaction (including, without limitation, an entity that, as a result of such transaction, owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership immediately prior to such transaction of the securities representing the Voting Power, (ii) no Person (excluding any entity resulting from such transaction or any employee benefit plan (or related trust) sponsored or maintained by the Company or such entity resulting from such transaction) beneficially owns, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock of the entity resulting from such transaction, or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to such transaction, and (iii) at least a majority of the members of the board of directors of the entity resulting from such transaction were members of the Incumbent Board at the time of the execution of the initial agreement with respect to, or the action of the Board providing for, such transaction; or

(d)    approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award which provides for the deferral of compensation that is subject to Section 409A of the Code, then, to the extent required to avoid the imposition of additional taxes under Section 409A of

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APPENDIX A

the Code, the transaction or event described in paragraph (a), (b), (c) or (d) above, with respect to such Award, shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5).

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

“Committee” shall mean the Compensation Committee of the Board (or its successor(s)), or any other committee of the Board designated by the Board to administer the Plan and composed of not less than two directors, each of whom is required to be a “Non-Employee Director” (within the meaning of Rule 16b-3) and an “outside director” (within the meaning of Section 162(m) of the Code) to the extent Rule 16b-3 and Section 162(m) of the Code, respectively, are applicable to the Company and the Plan.

“Company” shall mean Volt Information Sciences, Inc. together with any successor thereto.

“Disability” shall mean a physical or mental disability or infirmity that prevents the performance by the Participant of his or her duties lasting (or likely to last, based on competent medical evidence presented to the Company) for a continuous period of six months or longer.

“Dividend Equivalent” shall mean a dividend equivalent right granted with respect to a Share underlying an Award granted under the Plan.

“Effective Date” shall have the definition as set forth in Section 18(a) of the Plan.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“2015 Plan” shall mean the Volt Information Sciences, Inc. 2015 Equity Incentive Plan.

“2019 Plan” shall mean the Volt Information Sciences, Inc. 2019 Equity Incentive Plan.

“Fair Market Value” shall mean (i) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee and (ii) with respect to Shares, as of any date, the closing sale price (excluding any “after hours” trading) of the Shares on the date of grant or the date of calculation, as the case may be, on the stock exchange or over the counter market on which the Shares are principally trading on such date (or on the last preceding trading date if Shares were not traded on such date) if the Shares are readily tradable on a national securities exchange or other market system, and if the Shares are not readily tradable, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Shares.

“Good Reason” as a reason for a Participant’s termination of employment shall have the meaning assigned such term in the employment, severance or similar agreement, if any, between the Participant and the Company or a subsidiary of the Company. If the Participant is not a party to an employment, severance or similar agreement with the Company or a subsidiary of the Company in which such term is defined, then unless otherwise defined in the applicable Award Agreement, “Good Reason” shall mean (i) a material diminution in the Participant’s base salary from the level immediately prior to the Change in Control; or (ii) a material change in the geographic location at

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APPENDIX A

which the Participant must primarily perform the Participant’s services (which shall in no event include a relocation of the Participant’s current principal place of business to a location less than 50 miles away) from the geographic location immediately prior to the Change in Control; provided that no termination shall be deemed to be for Good Reason unless (a) the Participant provides the Company with written notice setting forth the specific facts or circumstances constituting Good Reason within 90 days after the initial existence of the occurrence of such facts or circumstances, (b) to the extent curable, the Company has failed to cure such facts or circumstances within 30 days of its receipt of such written notice, and (c) the effective date of the termination for Good Reason occurs no later than one 180 days after the initial existence of the facts or circumstances constituting Good Reason.

“Incentive Stock Option” shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto. Incentive Stock Options may be granted only to Participants who meet the requirements of Section 422 of the Code.

“Involuntary Termination” shall mean termination by the Company of a Participant’s employment or service by the Company without Cause or termination of a Participant’s employment by the Participant for Good Reason. For avoidance of doubt, an Involuntary Termination shall not include a termination of the Participant’s employment or service by the Company for Cause or due to the Participant’s death, Disability or resignation without Good Reason.

“Non-Qualified Stock Option” shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option or does not meet the requirements of Section 422 of the Code or any successor provision thereto.

“Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

“Other Stock-Based Award” shall mean any right granted under Section 10 of the Plan.

“Participant” shall mean any employee of, or consultant to, the Company or its Affiliates, or non-employee director who is a member of the Board or the board of directors of an Affiliate, eligible for an Award under Section 5 of the Plan and selected by the Committee, or its designee, to receive an Award under the Plan.

“Performance Award” shall mean any right granted under Section 9 of the Plan.

“Performance Criteria” shall mean the criterion or criteria that the Committee may select for purposes of establishing the Performance Goal(s) for a performance period with respect to any performance-based Awards under the Plan. Performance Criteria may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of one or more of the subsidiaries, divisions, departments, regions, functions or other organizational units within the Company or its Affiliates. The Performance Criteria may be made relative to the performance of other companies or subsidiaries, divisions, departments, regions, functions or other organizational units within such other companies, and may be made relative to an index or one or more of the performance criteria themselves and may include, but not be limited to, one or more of the following: (i) return on net assets; (ii) pretax income before allocation of

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APPENDIX A

corporate overhead and bonus; (iii) budget; (iv) net income (before or after taxes); (v) division, group or corporate financial goals; (vi) return on stockholders’ equity; (vii) return on assets; (viii) return on capital; (ix) revenue; (x) profit margin; (xi) earnings per Share; (xii) earnings or net earnings; (xiii) operating earnings; (xiv) cash flow or free cash flow; (xv) attainment of strategic and operational initiatives; (xvi) appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; (xvii) market share; (xviii) gross profits; (xix) earnings before interest and taxes; (xx) earnings before interest, taxes, depreciation and amortization; (xxi) operating expenses; (xxii) capital expenses; (xxiii) enterprise value; (xxiv) equity market capitalization; (xxv) economic value-added models and comparisons with various stock market indices; or (xxvi) reductions in costs; (xxvii) operating income; (xxviii) operating margin; (xxix) price per Share; (xxx) return on investment; (xxxi) total shareholder return.

“Performance Goals” shall mean, for a Performance Period, one or more goals established by the Committee for the Performance Period based upon the Performance Criteria, or any other goals or objectives that may be established by the Committee.

“Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a performance-based Award.

“Person” shall mean any individual, corporation, partnership, association, limited liability company, joint-stock company, trust, unincorporated organization, government, political subdivision or other entity.

“Restricted Stock” shall mean any Share granted under Section 8 of the Plan.

“Restricted Stock Unit” shall mean any unit granted under Section 8 of the Plan.

“Rule 16b-3” shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

“SEC” shall mean the Securities and Exchange Commission or any successor thereto, and shall include, without limitation, the Staff thereof.

“Shares” shall mean the common stock of the Company, par value $0.10 per share, or such other securities of the Company (i) into which such common stock shall be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar transaction, or (ii) as may be determined by the Committee pursuant to Section 4(b) of the Plan.

“Stock Appreciation Right” shall mean any right granted under Section 7 of the Plan.

“Substitute Awards” shall mean any Awards granted under Section 4(c) of the Plan.

Section 3.    Administration.

(a)    The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate

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Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee (in each case consistent with Section 409A of the Code); (vii) interpret, administer or reconcile any inconsistency, correct any defect, resolve ambiguities and/or supply any omission in the Plan, any Award Agreement, and any other instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (ix) establish and administer Performance Goals and determine to what extent they have been attained; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration or operation of the Plan.

(b)    Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including, but not limited to, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder.

(c)    The mere fact that a Committee member shall fail to qualify as a “Non-Employee Director” or “outside director” within the meaning of Rule 16b-3 and Section 162(m) of the Code, respectively, shall not invalidate any Award otherwise validly made by the Committee under the Plan. Notwithstanding anything in this Section 3 to the contrary, the Board, or any other committee or sub-committee established by the Board, is hereby authorized (in addition to any necessary action by the Committee) to grant or approve Awards as necessary to satisfy the requirements of Section 16 of the Exchange Act and the rules and regulations thereunder and to act in lieu of the Committee with respect to Awards made to non-employee directors under the Plan.

(d)    No member of the Board or the Committee and no employee of the Company or any Affiliate shall be liable for any determination, act or failure to act hereunder (except in circumstances involving his or her bad faith), or for any determination, act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated. The Company shall indemnify members of the Board and the Committee and any agent of the Board or the Committee who is an employee of the Company or an Affiliate against any and all liabilities or expenses to which they may be subjected by reason of any determination, act or failure to act with respect to their duties on behalf of the Plan (except in circumstances involving such person’s bad faith).

(e)    The Committee may from time to time delegate all or any part of its authority under the Plan to a subcommittee thereof. To the extent of any such delegation, references in the Plan to the Committee will be deemed to be references to such subcommittee. In addition, subject to applicable law, the Committee may delegate to one or more officers of the Company the authority to grant

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Awards to Participants who are not officers or directors of the Company subject to Section 16 of the Exchange Act or, if applicable, “covered employees” (within the meaning of Section 162(m) of the Code). The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the Affiliate whose employees have benefited from the Plan, as determined by the Committee.

Section 4.    Shares Available for Awards.

(a)    Shares Available.

(i)    Subject to adjustment as provided in Section 4(b), the aggregate number of Shares with respect to which Awards may be granted from time to time under the Plan shall in the aggregate not exceed, at any time, the sum of (A) 3,700,000 Shares, plus (B) the number of shares remaining available for issuance under the 2019 Plan as of immediately prior to the date on which the Plan is approved by shareholders, plus (C) any Shares granted under the 2015 Plan or the 2019 Plan that again become available for awards under the 2015 Plan or 2019 Plan, as applicable, in accordance with the terms and conditions of the applicable plan, plus (D) any Shares that again become available for Awards under the Plan in accordance with Section 4(a)(ii). Subject to adjustment as provided in Section 4(b), the aggregate number of Shares with respect to which Incentive Stock Options may be granted under the Plan shall be 3,700,000 Shares. Subject in each instance to adjustment as provided in Section 4(b), the maximum number of Shares with respect to which Awards (including, without limitation, Options and Stock Appreciation Rights) may be granted to any single Participant in respect of any fiscal year shall be 1,000,000 Shares, and the maximum number of Shares with respect to which Awards (including, without limitation, Options and Stock Appreciation Rights) may be granted to any single non-employee member of the Board in respect of any fiscal year shall be 100,000 Shares. In the case of any Awards granted under the Plan, (x) each Share with respect to which an Option or stock-settled Stock Appreciation Right is granted under the Plan shall reduce the aggregate number of Shares that may be delivered under the Plan by one Share and (y) each Share with respect to which any other Award denominated in Shares (other than an Option or Stock Appreciation Right) is granted under the Plan shall reduce the aggregate number of Shares that may be delivered under the Plan by 1.27 Shares.

(ii)    Shares covered by an Award granted under the Plan shall not be counted unless and until they are actually issued and delivered to a Participant and, therefore, the total number of Shares available under the Plan as of a given date shall not be reduced by Shares relating to prior Awards that (in whole or in part) have expired or have been forfeited, terminated or cancelled, and upon payment in cash of the benefit provided by any Award, any Shares that were covered by such Award will be available for issue hereunder. For the avoidance of doubt, the following Shares shall not again be made available for delivery to Participants under the Plan: (A) Shares not issued or delivered as a result of the net settlement of an outstanding Option or Stock Appreciation Right, (B) Shares used to pay the exercise price or withholding taxes related to an outstanding Award, and (C) Shares repurchased by the Company using proceeds realized by the Company in connection with a Participant’s exercise of an Option or Stock Appreciation Right.

(b)    Adjustments. Notwithstanding any provisions of the Plan to the contrary, in the event that the Committee determines in its sole discretion that any dividend or other distribution (whether in the

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form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall equitably adjust any or all of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award, which, in the case of Options and Stock Appreciation Rights shall equal the excess, if any, of the Fair Market Value of the Share subject to each such Option or Stock Appreciation Right over the per Share exercise price or grant price of such Option or Stock Appreciation Right. The Committee will also make or provide for such adjustments in the numbers of Shares specified in Section 4(a)(i) of the Plan as the Committee in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 4(b); provided, however, that any such adjustment to the numbers specified in Section 4(a)(i) of the Plan will be made only if and to the extent that such adjustment would not cause any Option intended to qualify as an Incentive Stock Option to fail to so qualify.

(c)    Substitute Awards.

(i)    Awards may be granted under the Plan in substitution for or in conversion of, or in connection with an assumption of, stock options, stock appreciation rights, restricted stock, restricted stock units or other stock or stock-based awards held by awardees of an entity engaging in an acquisition or merger transaction with the Company or any subsidiary of the Company. Any conversion, substitution or assumption will be effective as of the close of the merger or acquisition, and, to the extent applicable, will be conducted in a manner that complies with Section 409A of the Code.

(ii)    In the event that an entity acquired by the Company or any subsidiary of the Company, or with which the Company or any subsidiary of the Company merges, has shares available under a pre-existing plan previously approved by stockholders and not adopted in contemplation of such acquisition or merger, the shares available for grant pursuant to the terms of such plan (as adjusted, to the extent appropriate, to reflect such acquisition or merger) may be used for Awards made after such acquisition or merger under the Plan; provided, however, that Awards using such available shares may not be made after the date awards or grants could not have been made under the terms of the pre-existing plan absent the acquisition or merger, and may only be made to individuals who were not employees or directors of the Company or any subsidiary of the Company prior to such acquisition or merger. The Awards so granted may reflect the original terms of the awards being assumed or substituted or converted for and need not comply with other specific terms of the Plan, and may account for Shares substituted for the securities covered by the original awards and the number of shares subject to the original awards, as well as any exercise or purchase prices applicable to the original awards, adjusted to account for differences in stock prices in connection with the transaction.

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(iii)    Any Shares that are issued or transferred by, or that are subject to any Awards that are granted by, or become obligations of, the Company under Sections 4(c)(i) or 4(c)(ii) of the Plan will not reduce the Shares available for issuance or transfer under the Plan or otherwise count against the limits described in Section 4(a)(i) of the Plan. In addition, no Shares that are issued or transferred by, or that are subject to any Awards that are granted by, or become obligations of, the Company under Sections 4(c)(i) or 4(c)(ii) of the Plan will be added to the aggregate limit described in Section 4(a)(i) of the Plan.

(d)    Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

Section 5.    Eligibility. Any employee of, or consultant to, the Company or any of its Affiliates (including, but not limited to, any prospective employee), or non-employee director who is a member of the Board or the board of directors of an Affiliate, shall be eligible to be selected as a Participant.

Section 6.    Stock Options.

(a)    Grant. Subject to the terms of the Plan, the Committee shall have sole authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price thereof and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of Options. In the case of Incentive Stock Options, the terms and conditions of such Awards shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code and any regulations implementing such statute. All Options when granted under the Plan are intended to be Non-Qualified Stock Options, unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. If an Option is intended to be an Incentive Stock Option, and if for any reason such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Non-Qualified Stock Option appropriately granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to Non-Qualified Stock Options. No Option shall be exercisable more than ten years from the date of grant.

(b)    Exercise Price. The Committee shall establish the exercise price at the time each Option is granted, which exercise price shall be set forth in the applicable Award Agreement and which exercise price (except with respect to Substitute Awards) shall not be less than the Fair Market Value per Share on the date of grant.

(c)    Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement. The Committee may impose such conditions with respect to the exercise of Options, including, without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

(d)    Payment.

(i)    No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate exercise price therefor is received by the Company. Such payment may be made (A) in

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cash or its equivalent, (B) in the discretion of the Committee and subject to such rules as may be established by the Committee and applicable law, by exchanging Shares owned by the Participant (which are not the subject of any pledge or other security interest and which have been owned by such Participant for at least six months), (C) in the discretion of the Committee and subject to such rules as may be established by the Committee and applicable law, through delivery of irrevocable instructions to a broker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate exercise price, (D) in the discretion of the Committee and subject to such rules as may be established by the Committee and applicable law, by the Company’s withholding of Shares otherwise issuable upon exercise of an Option pursuant to a “net exercise” arrangement (it being understood that, solely for purposes of determining the number of treasury shares held by the Company, the Shares so withheld will not be treated as issued and acquired by the Company upon such exercise), (E) by a combination of the foregoing, or (F) by such other methods as may be approved by the Committee and subject to such rules as may be established by the Committee and applicable law, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company or withheld as of the date of such tender or withholding is at least equal to such aggregate exercise price.

(ii)    Wherever in the Plan or any Award Agreement a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee and applicable law, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the Option.

Section 7.    Stock Appreciation Rights.

(a)    Grant. Subject to the provisions of the Plan, the Committee shall have sole authority to determine the Participants to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either before, at the same time as the Award or at a later time. No Stock Appreciation Right shall be exercisable more than ten years from the date of grant.

(b)    Exercise and Payment. A Stock Appreciation Right shall entitle the Participant to receive an amount equal to the excess of the Fair Market Value of one Share on the date of exercise of the Stock Appreciation Right over the grant price thereof (which grant price (except with respect to Substitute Awards) shall not be less than the Fair Market Value on the date of grant). The Committee shall determine in its sole discretion whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares.

Section 8.    Restricted Stock and Restricted Stock Units.

(a)    Grant. Subject to the provisions of the Plan, the Committee shall have sole authority to determine the Participants to whom Shares of Restricted Stock and Restricted Stock Units shall be

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granted, the number of Shares of Restricted Stock and/or the number of Restricted Stock Units to be granted to each Participant, the duration of the period during which, and the conditions, if any, under which, the Restricted Stock and Restricted Stock Units may vest and/or be forfeited to the Company, and the other terms and conditions of such Awards.

(b)    Transfer Restrictions. Unless otherwise directed by the Committee, (i) certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company, or (ii) Shares of Restricted Stock shall be held at the Company’s transfer agent in book entry form with appropriate restrictions relating to the transfer of such Shares of Restricted Stock. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall, as applicable, either deliver such certificates to the Participant or the Participant’s legal representative, or the transfer agent shall remove the restrictions relating to the transfer of such Shares. Shares of Restricted Stock and Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except as provided in the Plan or the applicable Award Agreement.

(c)    Payment. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of one Share. Restricted Stock Units shall be paid in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee, upon or after the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. Dividends paid on any Shares of Restricted Stock or Dividend Equivalents paid on any Restricted Stock Units shall be withheld by the Company subject to vesting of the Restricted Stock or Restricted Stock Units, as applicable, pursuant to the terms of the applicable Award Agreement, or may be reinvested in additional Shares of Restricted Stock or in additional Restricted Stock Units, as determined by the Committee in its sole discretion. Shares of Restricted Stock and Shares issued in respect of Restricted Stock Units may be issued with or without other payments therefor or such other consideration as may be determined by the Committee, consistent with applicable law.

Section 9.    Performance Awards.

(a)    Grant. The Committee shall have sole authority to determine the Participants who shall receive a Performance Award, which shall consist of a right which is (i) denominated in cash or Shares, (ii) valued, as determined by the Committee, in accordance with the achievement of such Performance Goals during such Performance Periods as the Committee may establish, and (iii) payable at such time and in such form as the Committee determines.

(b)    Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the Performance Goals to be achieved during any Performance Period, the length of any Performance Period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award. The Committee may require or permit the deferral of the receipt of Performance Awards upon such terms as the Committee deems appropriate and in accordance with Section 409A of the Code.

(c)    Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period, as set forth in the applicable Award Agreement.

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Section 10.    Other Stock-Based Awards. The Committee shall have authority to grant to Participants an Other Stock-Based Award, which shall consist of any right which is (i) not an Award described in Sections 6 through 9 of the Plan, and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan; provided that any such rights must comply, to the extent deemed desirable by the Committee, with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award, including, but not limited to, the price, if any, at which securities may be purchased pursuant to any Other Stock-Based Award granted under the Plan.

Section 11.    Certain Restrictions on Vesting of Awards. Notwithstanding any provision contained in the Plan to the contrary and except with respect to a maximum of 5% of the Shares available for Awards under the Plan as of the Effective Date, Awards granted pursuant to Sections 6, 7, 8, 9 and 10 of the Plan which vest on the basis of the Participant’s employment with or provision of services to the Company shall be subject to a minimum vesting period of one-year from the date of grant.

Section 12.    Amendment and Termination.

(a)

Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that if an amendment to the Plan (i) would materially increase the benefits accruing to Participants under the Plan, (ii) would materially increase the number of securities which may be issued under the Plan, or (iii) must otherwise be approved by the stockholders of the Company in order to comply with applicable law or the rules of the principal national securities exchange upon which the Shares are traded or quoted, such amendment will be subject to stockholder approval and will not be effective unless and until such approval has been obtained; and provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially impair the rights of any Participant or any holder or beneficiary of any Award previously granted shall not be effective without the written consent of the affected Participant, holder or beneficiary.

(b)

Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially impair the rights of any Participant or any holder or beneficiary of any Award previously granted shall not be effective without the written consent of the affected Participant, holder or beneficiary.

(c)

Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make equitable adjustments in the terms and conditions of, and the criteria included in, all outstanding Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

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(d)

Repricing. Except in connection with a corporate transaction or event described in Section 4(b) hereof, the terms of outstanding Awards may not be amended to reduce the exercise price of Options or the grant price of Stock Appreciation Rights, or to cancel Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price or grant price, as applicable, that is less than the exercise price of the original Options or grant price of the original Stock Appreciation Rights, as applicable, without stockholder approval. This Section 12(d) is intended to prohibit the repricing of “underwater” Options and Stock Appreciation Rights and will not be construed to prohibit the adjustments provided for in Section 4(b) of the Plan.

Section 13.    Change in Control.

Unless otherwise determined by the Committee in a written resolution upon or prior to the date of grant or set forth in an applicable Award Agreement, (i) the vesting of any Award that is a “Replaced Award” (as such term is defined below) will not be accelerated, and any applicable restrictions thereon will not lapse, solely as a result of a Change in Control; and (ii) in the event of a Change in Control, the following acceleration, exercisability and valuation provisions will apply:

(a)    Upon a Change in Control, each then-outstanding Option and Stock Appreciation Right will become fully vested and exercisable, and the restrictions applicable to each outstanding Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award will lapse, and each Award will be fully vested (with any applicable Performance Goals deemed to have been achieved at a target level as of the date of such vesting), except to the extent that an award meeting the requirements of Section 13(b) hereof (a “Replacement Award”) is provided to the Participant holding such Award in accordance with Section 13(b) hereof to replace or adjust such outstanding Award (a “Replaced Award”).

(b)    An award meets the conditions of this Section 13(b) (and hence qualifies as a Replacement Award) if (i) it is of the same type (e.g., stock option for Option, restricted stock for Restricted Stock, restricted stock unit for Restricted Stock Unit, etc.) as the Replaced Award, (ii) it has a value at least equal to the value of the Replaced Award, (iii) it relates to publicly traded equity securities of the Company or its successor in the Change in Control or another entity that is affiliated with the Company or its successor following the Change in Control, (iv) if the Participant holding the Replaced Award is subject to U.S. federal income tax under the Code, the tax consequences to such Participant under the Code of the Replacement Award are not less favorable to such Participant than the tax consequences of the Replaced Award, and (v) its other terms and conditions are not less favorable to the Participant holding the Replaced Award than the terms and conditions of the Replaced Award (including, but not limited to, the provisions that would apply in the event of a subsequent Change in Control). Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 13(b) are satisfied will be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion (taking into account the requirements of Treasury Regulation 1.409A-3(i)(5)(iv)(B) and compliance of the Replaced Award or Replacement Award with Section 409A of the Code). Without limiting the generality of the foregoing, the Committee may determine the value of Awards and Replacement Awards that are stock options by reference to either their intrinsic value or their fair value.

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(c)    Upon the Involuntary Termination, during the period of two years immediately following a Change in Control, of a Participant holding Replacement Awards, (i) all Replacement Awards held by the Participant will become fully vested and, if applicable, exercisable and free of restrictions (with any applicable performance goals deemed to have been achieved at a target level as of the date of such vesting), and (ii) all Options and Stock Appreciation Rights held by the Participant immediately before such Involuntary Termination that the Participant also held as of the date of the Change in Control and all stock options and stock appreciation rights that constitute Replacement Awards will remain exercisable for a period of 90 days following such Involuntary Termination or until the expiration of the stated term of such stock option or stock appreciation right, whichever period is shorter (provided, however, that, if the applicable Award Agreement provides for a longer period of exercisability, that provision will control).

(d)    Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any provision of the Plan or an applicable Award Agreement would cause a payment of deferred compensation that is subject to Section 409A of the Code to be made upon the occurrence of (i) a Change in Control, then such payment shall not be made unless such Change in Control also constitutes a “change in control event” within the meaning of Section 409A of the Code and the regulatory guidance promulgated thereunder or (ii) a termination of employment or service, then such payment shall not be made unless such termination of employment or service also constitutes a “separation from service” within the meaning of Section 409A of the Code and the regulatory guidance promulgated thereunder. Any payment that would have been made except for the application of the preceding sentence shall be made in accordance with the payment schedule that would have applied in the absence of a Change in Control or termination of employment or service, but disregarding any future service and/or performance requirements.

Section 14.    Non-U.S. Participants. In order to facilitate the granting of any Award or combination of Awards under the Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America or who provide services to the Company or an Affiliate under an agreement with a foreign nation or agency, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of the Plan (including, without limitation, sub-plans) as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as the Plan. No such special terms, supplements, amendments or restatements, however, will include any provisions that are inconsistent with the terms of the Plan as then in effect unless the Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

Section 15.    Detrimental Activity and Recapture Provisions. Any Award Agreement may provide for the cancellation or forfeiture of an Award or the forfeiture and repayment to the Company of any gain related to an Award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Committee from time to time, including, without limitation, in the event that a Participant, during employment or other service with the Company or an Affiliate, shall engage in activity detrimental to the business of the Company. In addition, notwithstanding anything in the Plan to the contrary, any Award Agreement may also provide for the cancellation or

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forfeiture of an Award or the forfeiture and repayment to the Company of any gain related to an Award, or other provisions intended to have a similar effect, upon such terms and conditions as may be required by the Committee or under Section 10D of the Exchange Act and any applicable rules or regulations promulgated by the SEC or any national securities exchange or national securities association on which the Shares may be traded or under any clawback policy adopted by the Company.

Section 16.    General Provisions.

(a)    Nontransferability.

(i)    Each Award, and each right under any Award, shall be exercisable only by the Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative.

(ii)    No Award may be sold, assigned, alienated, pledged, attached or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution, and any such purported sale, assignment, alienation, pledge, attachment, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute a sale, assignment, alienation, pledge, attachment, transfer or encumbrance. In no event may any Award granted under the Plan be transferred for value.

(iii)    Notwithstanding the foregoing, at the discretion of the Committee, an Award may be transferred by a Participant solely to the Participant’s spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including, but not limited to, trusts for such persons, subject to any restriction in the applicable Award Agreement.

(b)    Dividend Equivalents. In the sole discretion of the Committee, an Other Stock-Based Award or an Award granted pursuant to Sections 8, 9 or 10 hereof, may provide the Participant with dividends or Dividend Equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis; provided, that no dividends or Dividend Equivalents may be paid on any Award until the underlying Award vests.

(c)    No Rights to Awards. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, Awards, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each or any Participant (whether or not such Participants are similarly situated).

(d)    Share Certificates. Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws. The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

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APPENDIX A

(e)    Withholding.

(i)    A Participant may be required to pay to the Company or any Affiliate, and, subject to Section 409A of the Code, the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan, and to take such other action(s) as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

(ii)    Without limiting the generality of clause (i) above, in the discretion of the Committee and subject to such rules as it may adopt (including, without limitation, any as may be required to satisfy applicable tax and/or non-tax regulatory requirements) and applicable law, a Participant may satisfy, in whole or in part, the foregoing withholding liability by delivery of Shares owned by the Participant (which are not subject to any pledge or other security interest and which have been owned by the Participant for at least six months) with a Fair Market Value equal to such withholding liability or by having the Company withhold from the number of Shares otherwise issuable pursuant to the exercise of the Option (or the settlement of such Award in Shares) a number of Shares with a Fair Market Value equal to such withholding liability.

(f)    Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including, but not limited to, the effect on such Award of the death, disability or termination of employment or service of a Participant and the effect, if any, of such other events as may be determined by the Committee.

(g)    No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, restricted stock units, Shares and other types of Awards provided for hereunder (subject to stockholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

(h)    No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or in any consulting or other service relationship to, or as a director on the Board or board of directors, as applicable, of, the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or discontinue any consulting or other service relationship, free from any liability or any claim under the Plan or any Award Agreement, unless otherwise expressly provided in any applicable Award Agreement or any applicable employment or other service contract or agreement with the Company or an Affiliate.

(i)    No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall be entitled to the rights of a stockholder in respect of such Restricted Stock.

A-16    |    Volt Information Sciences, Inc. 2021 Proxy Statement

APPENDIX A

(j)    Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of New York, applied without giving effect to its conflict of laws principles.

(k)    Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(l)    Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with the requirements of all applicable securities laws.

(m)    No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or such Affiliate.

(n)    No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated without additional consideration.

(o)    Deferrals. In the event the Committee permits a Participant to defer any Award payable in the form of cash, all such elective deferrals shall be accomplished by the delivery of a written, irrevocable election by the Participant on a form provided by the Company. All deferrals shall be made in accordance with administrative guidelines established by the Committee to ensure that such deferrals comply with all applicable requirements of Section 409A of the Code.

(p)    Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Volt Information Sciences, Inc. 2021 Proxy Statement    |    A-17

APPENDIX A

Section 17.    Compliance with Section 409A of the Code.

(a)    To the extent applicable, it is intended that the Plan and any Awards granted hereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Participants. The Plan and any Awards granted hereunder shall be administered in a manner consistent with this intent. Any reference in the Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

(b)    Neither a Participant nor any of a Participant’s creditors or beneficiaries shall have the right to subject any deferred compensation (within the meaning of Section 409A of Code) payable under the Plan and Awards granted hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a Participant or for a Participant’s benefit under the Plan and Awards granted hereunder may not be reduced by, or offset against, any amount owing by a Participant to the Company or any of its Affiliates.

(c)    If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (i) the Participant shall be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (ii) the Company shall make a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company shall not pay such amount on the otherwise scheduled payment date but shall instead pay it on the earlier of (A) the first business day of the seventh month following the Participant’s separation from service or (B) the date of the Participant’s death.

(d)    Notwithstanding anything to the contrary in the Plan or any Award Agreement, to the extent that the Plan and/or Awards granted hereunder are subject to Section 409A of the Code, the Committee may, in its sole discretion and without a Participant’s prior consent, amend the Plan and/or Award, adopt policies and procedures, or take any other actions (including, without limitation, amendments, policies, procedures and actions with retroactive effect) as the Committee determines are necessary or appropriate to (i) exempt the Plan and/or any Award from the application of Section 409A of the Code, (ii) preserve the intended tax treatment of any such Award, or (iii) comply with the requirements of Section 409A of the Code, including, without limitation, any regulations or other guidance that may be issued after the date of the grant. In any case, notwithstanding anything to the contrary, a Participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with the Plan and Awards granted hereunder (including, but not limited to, any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its Affiliates shall have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.

A-18    |    Volt Information Sciences, Inc. 2021 Proxy Statement

APPENDIX A

Section 18.    Term of the Plan.

(a)    Effective Date. The Plan shall be effective as of the date of its approval by the stockholders of the Company (the “Effective Date”). No awards will be made under the 2019 Plan following the Effective Date, except that outstanding awards granted under the 2019 Plan shall continue unaffected from and after the Effective Date.

(b)    Expiration Date. No Award will be granted under the Plan more than ten years after the Effective Date, but all Awards granted on or prior to such date will continue in effect thereafter subject to the terms thereof and of the Plan.

Volt Information Sciences, Inc. 2021 Proxy Statement    |    A-19

VOLT INFORMATION SCIENCES, INC.

2401 N. GLASSELL STREET

ORANGE, CALIFORNIA 92865

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on April 19, 2021 for shares held directly and by 4:00 p.m. Eastern Time on April 15, 2021 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/volt2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on April 19, 2021 for shares held directly and by 4:00 p.m. Eastern Time on April 15, 2021 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D35825-P50594                    KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOLT INFORMATION SCIENCES, INC.				For	Withhold	For All	To withhold authority to vote for any individual
The Board of Directors recommends you vote FOR the following:				All	All	Except	nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1.	Election of Directors			☐	☐	☐

Nominees:
	01) Nick S. Cyprus	04)	Linda Perneau
	02) Bruce G. Goodman	05)	Arnold Ursaner
	03) William J. Grubbs	06)	Celia R. Brown

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.								For	Against	Abstain

2.	Vote to ratify the appointment of Ernst & Young LLP as our independent Registered Public Accounting Firm for 2021.							☐	☐	☐

3.	Vote to approve, on a non-binding, advisory basis, the Company’s executive compensation.							☐	☐	☐

4.	Vote to approve the Company’s 2021 Equity Incentive Plan.							☐	☐	☐

NOTE: This proxy, when properly executed, will be voted in the manner directed herein. Unless you withhold authority to vote for all or any one or more of the nominees in accordance with the instructions on this proxy, your signed proxy will be voted FOR the election of each of the six director nominees listed on this proxy card and described in the accompanying proxy statement. A plurality of votes cast at the Annual Meeting of Shareholders in person virtually or by proxy is required for the election of each such nominee to serve as a director. A vote FOR a nominee or an abstention with respect to such nominee will be taken into account as a vote in favor of such nominee in determining whether the nominee has achieved a plurality of the votes cast at the Annual Meeting of Shareholders, while withholding authority with respect to any nominee will not be treated as a vote in favor of such nominee. In addition, unless you specify otherwise by voting AGAINST or ABSTAIN with respect to Proposals 2, 3 and 4 (or if you make no specification), your signed proxy will be voted FOR Proposals 2, 3 and 4 listed on this proxy card and described in the accompanying proxy statement. The affirmative vote of a majority of votes cast at the meeting in person virtually or by proxy is required to approve each of Proposals 2, 3 and 4 listed on this proxy card and described in the accompanying proxy statement.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

D35826-P50594

Volt Information Sciences, Inc.

Proxy Card Solicited on Behalf of the Board of Directors

The undersigned appoints Linda Perneau and Herb Mueller, and each of them, proxies with full power of substitution, to vote the shares of stock of Volt Information Sciences, Inc. (the “Company”), which the undersigned is entitled to vote, at the Annual Meeting of Shareholders of the Company to be held on Tuesday, April 20, 2021, at 10:30 a.m. (PDT), virtually via live webcast at www.virtualshareholdermeeting.com/volt2021, and any adjournment thereof.

Volt Information Sciences’ employees. If you are a current or former employee of the Company, this card also provides voting instructions for shares held in the Volt Information Sciences, Inc. Savings Plan (the “Plan”). If you are a participant and have shares of common stock of the Company allocated to your account under the Plan, you have the right to direct Charles Schwab Bank, the Trustee of the Plan (the “Trustee”), to vote the shares held in your account. The Trustee will vote allocated shares for which no direction is received and unallocated shares, if any (together “Undirected Shares”), in the same proportion as the shares for which direction is received, subject to the Plan documents. The tabulator must receive your instructions by 4:00 p.m. (EDT) on Thursday, April 15, 2021 in order to communicate your instructions to the Trustee, who will then vote all the shares of common stock of the Company which are credited to the undersigned’s account as of February 25, 2021. Under the Plan, you are a “named fiduciary” for the purpose of voting shares in your account and your proportionate share of the Undirected Shares. This means that you have ultimate authority to control the manner in which the shares are voted. By submitting voting instructions by telephone, Internet, or by signing and returning this voting instruction card, you direct the Trustee to vote these shares, in person virtually or by proxy, as designated herein, at the Annual Meeting of Shareholders.

Continued and to be signed on reverse side